UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21749

                             CRM Mutual Fund Trust

(Exact name of registrant as specified in charter)

c/o Cramer Rosenthal McGlynn, LLC.

520 Madison Avenue, 20th Floor

                          New York, NY 10022

(Address of principal executive offices) (Zip code)

Corporation Service Company

2711 Centerville Road Suite 400

                                     Wilmington, DE 19808

(Name and address of agent for service)

Copy to:

Lea Anne Copenhefer

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110

Registrant’s telephone number, including area code:  212-326-5300

Date of fiscal year end: June 30

Date of reporting period: June 30, 2018

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT	June 30, 2018
President’s Message (Unaudited)

Dear Fellow Shareholders:

Market leadership experienced a pronounced change of heart during the first half of the fiscal year ended June 30, 2018. The market had a general upward bias through most of July. The earnings seasons generated healthy dispersion amongst stocks with a reasonable penalty for those that missed expectations on either the top or bottom line. As we entered August, the market took a more deflationary tone with the ten-year Treasury yield declining from 2.3% to a low of 2.1% at the end of the first full week in September. Congress avoided a September budget and debt ceiling showdown, with a continuing resolution effectively postponing the tough decisions and lifting some short-term uncertainty for the markets. Bond yields that were testing the 2% level on the ten-year began to reverse, and, day by day, the tone and leadership of the market inflected. Interest sensitive financials, smaller cap equities, and industrials reassumed the momentum last seen post the November 2016 election. The reflation trade was back. The hawkish tone from outgoing Federal Reserve (“Fed”) Chair, Janet Yellen, post the Federal Open Market Committee meeting and the tax reform blueprint released the last week of September, provided the additional fuel to sustain the trend. The European Central Bank modified its rhetoric, which contributed to a stronger Euro versus the U.S. Dollar. Inflation expectations, which were well anchored, seemed to inch up behind tighter labor markets and concerns over wage inflation. Fiscal policy euphoria gave way to despair in the aftermath of the failure to pass new healthcare legislation. The growing realization that tax reform legislation would be approved by Congress has to be considered the principal propellant for U.S. equity markets picking up steam out of the fiscal first quarter. In addition to the immediate earnings benefit for many corporations, it eliminated years of uncertainty and thereby further bolstered business confidence. In terms of market caps and style, growth indices continued to sustain the outperformance over value, and larger caps generally outperformed smaller caps across the style spectrum.

Stocks took off in January, only to struggle in February and March. The early euphoria seemed like a continuation of the tax reform rally from the first half of the fiscal year, with bullish sentiment around corporate earnings and economic forecasts. Whether due to indications of wage inflation in the monthly employment report, or an unwind of low volatility trading strategies, the markets suffered their first 10% correction in nearly two years. Market leadership remained with larger cap stocks and growth, versus smaller cap stocks and value. The markets had to contend with the data privacy issues surrounding Facebook and other tech companies, as well as concerns over a new European data tax. Notwithstanding a strong earnings growth outlook for the tech sector, questions relating to the long-term viability of these business models contributed to what was already becoming a loss of market leadership from this group. Reduced forecasts for fiscal third quarter gross domestic product (GDP) may have weighed on cyclicals, while fears of higher interest rates contributed to the underperformance of the bond proxies.

After a slow start in April, the equity markets perked up with all the major indices in positive territory for the fiscal fourth quarter. Technology continued to lead the S&P 500®1 (total return). Growth stocks up and down the capitalization spectrum sustained outperformance over value indices. A bond sell off in early May quickly reversed, and concerns over global economic growth from trade disputes provided support for growth-oriented

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equities. Beyond the technology sector’s low double-digit return, the remarkable FANG (Facebook, Amazon, Netflix, Google) stocks looked past data privacy issues from earlier in the year and posted very robust returns of approximately 40% year-to-date. In spite of these trends, and active management generally struggling during the fiscal fourth quarter, we were pleased to have identified a number of idiosyncratic situations across the portfolios, which highlight the importance of stock selection and our relative value investment approach.

More recently, trade war fears appear to be top of mind for investors and are having effects beyond just U.S. equities. The heightened trade rhetoric is likely a combination of aggressive negotiating tactics and a flawed understanding of the complexities of trade. After decades of globalizing supply chains, it is beyond most people’s comprehension to understand how and where value is added to intermediate goods, which might cross back and through numerous countries before being used or consumed as a finished good. It is quite different from a simple bi-lateral situation of producing a textile or a commodity in one country and shipping it to another, as was the case decades ago. If the current administration is intent on forcing trade surpluses with each and every trading partner, it is a losing battle that will likely inflict pain on all parties. However, if the goal is to ultimately seek redress for select blatant unfair trading practices, including theft of intellectual property, the country is wise to take on those battles from a current position of economic strength. Each tweet, headline, protectionist action, and subsequent countermeasures, however, leave the markets wondering which course is really being pursued.

The Fed seems unperturbed thus far by the trade war prospects and its implications for the economy. After raising the Fed Funds rates for a second time this year in June 2018, forecasts indicate two more increases in 2018 and three more during the 2019 calendar year. While earnings forecasts remain robust, the same trends the Fed is watching are beginning to impact many companies experiencing cost pressures from labor, raw materials, and freight. The prospect of tariffs further driving up costs is another wildcard in this equation, as we have seen with steel prices. The surge in oil prices recently has also become an issue for many companies and has reduced the net tax windfall for consumers as well. Oil jumped nearly 15% in the fiscal fourth quarter in spite of record U.S. production, as the administration’s toughened stance on Iran has led to concerns of OPEC (Organization of the Petroleum Exporting Countries) related shortages.

Notwithstanding the narrow market leadership behind FANG stocks, there has been significant stock dispersion providing the opportunity for some active management to outperform. We have benefitted from the impact of new management on many of our holdings and continue to see pressure from activists and institutional shareholders to compel better corporate governance. In spite of the daily headlines, business confidence is sustaining at a high level, leading to a pick-up in capital expenditures and a variety of portfolio moves from spin-offs to divestitures of non-core businesses. We remain focused on those management teams demonstrating good capital discipline at a time of record merger and acquisition activity (M&A), recognizing it is generally better to be a seller than a buyer at this point in the economic cycle and with elevated transaction multiples.

The following is a discussion of factors that influenced the performance of each of the CRM Funds during the twelve-month period ended June 30, 2018.

CRM Small Cap Value Fund returned 11.44% and 11.17% for the Institutional and Investor Share classes, respectively, in the fiscal year, as compared to 13.10% and 17.57% for the Russell 2000® Value Index and the Russell 2000® Index, respectively2. Stock selection across the Energy and Financial Services sectors detracted from the Fund’s performance relative to the benchmark. Individual holdings that negatively impacted performance included (i) semiconductor solutions provider, MACOM Technology Solutions Holdings, Inc.; (ii) Coca-Cola

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Bottling Co. Consolidated, a bottling and distribution company for Coca-Cola, Inc.; and (iii) metering technology and services company, Itron, Inc. MACOM Technology issued disappointing guidance in the first half of the fiscal year due to spending delays by China-based telecom carriers. In the second half of the fiscal year, the company reported fourth quarter 2017 results that missed expectations as a result of increased competition in the optical transceiver market. Coca-Cola Bottling Co. Consolidated lowered margins in its legacy and acquired territories, largely due to increased commodity costs as well as elevated transportation expenses. The stock is covered by one sell-side analyst, who lowered earnings expectations for the balance of the calendar year 2018. Management initiated a cost savings program, and raised prices in a portion of its beverage bottling portfolio to offset negative raw material and other cost pressures. Itron struggled with tightness in its supply chain, leading to margin compression.

Consumer Discretionary was the largest contributor to performance by the Fund, on a sector basis, due to strong stock selection. Leading contributors to performance for this period included (i) hair salon operator, Regis Corporation; (ii) a branded apparel and accessories manufacturer, G-III Apparel Group, Ltd.; and (iii) Vonage Holdings Corporation, a telecommunications service provider. Regis Corporation reported positive same store sales and growth in EBITDA3 as the company began to see the early benefits of the new CEO’s 120-day plan. Regis had its first sell-side analyst initiate coverage during the first half of the fiscal year, which yielded a favorable rating. Regis also announced the sale of its underperforming mall-based and international businesses, which furthers the company’s capital-light franchised model. G-III Apparel Group reported better than expected earnings and benefitted from a strengthening apparel backdrop in the U.S. Vonage reported strong third quarter 2017 results and increased guidance for the year. Despite solid execution, the stock continued to trade at a discount to its peers.

CRM Small/Mid Cap Value Fund returned 17.03% and 16.75% for the Institutional and Investor Share classes, respectively, in the period, as compared to 11.49% and 16.24% for the Russell 2500™ Value Index and the Russell 2500™ Index, respectively4. Performance across all sectors in the Fund was positive with the exception of Consumer Staples. Producer Durables and Consumer Discretionary were the largest contributors to performance on a sector basis due to strong stock selection. Individual holdings that were leading contributors to performance included (i) Nutanix, Inc., a cloud computing company; (ii) Vonage Holdings Corporation, a telecommunications service provider; and (iii) TriNet Group, Inc., a human resources outsourcing solutions provider. During the period, Nutanix announced it was transitioning from selling a bundle of hardware and software to a software-only product. The company also reported fourth quarter 2017 revenues exceeding expectations, assuaging fears its transition towards a software model might impact operations. Additionally, management provided a robust outlook for its market opportunity at its analyst day in March 2018. Vonage reported strong third quarter 2017 results and increased guidance for the year. Despite solid execution, the stock continued to trade at a discount to its peers. TriNet Group exceeded 1Q18 EBITDA3 expectations and noted its core verticals were growing in the low to mid-teens. TriNet hired several senior management executives to focus on client retention and growth in a largely under-penetrated end market.

Consumer Staples was the only detractor on a sector basis, mainly due to stock selection. Additionally, stock selection in Energy was a headwind to performance. Individual holdings that negatively affected performance included (i) TreeHouse Foods, Inc., a food manufacturer; (ii) semiconductor solutions provider, MACOM Technology Solutions Holdings, Inc.; and (iii) Basic Energy Services, Inc., an oilfield services company. TreeHouse Foods provided lower than expected 2018 earnings guidance mainly due to short-term margin headwinds from higher costs, an issue affecting the entire packaged food space. MACOM Technology issued disappointing guidance in the first half of the fiscal year due to spending delays by China-based telecom carriers. In the second half

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of the fiscal year, the company reported fourth quarter 2017 results that missed expectations as a result of increased competition in the optical transceiver market. Basic Energy reported disappointing second quarter 2017 earnings due to operational issues it had in the field, and disappointing fourth quarter 2017 earnings fueled by a combination of weather issues and seasonal weakness in customer demand.

CRM Mid Cap Value Fund returned 18.04% and 17.80% for the Institutional and Investor Share classes, respectively, in the fiscal year, as compared to 7.60% and 12.33% for the Russell Midcap® Value Index and the Russell Midcap® Index, respectively5.All sectors contributed positive performance to the Fund with the exception of Consumer Staples. Strong stock selection in most sectors contributed to our outperformance relative to the primary benchmark. Individual holdings that contributed positively to performance during the period included (i) natural gas exploration and production company, Continental Resources; (ii) Nutanix, Inc., a cloud computing company; and (iii) jewelry manufacturer and retailer, Tiffany & Co. Continental Resources reported strong third quarter 2017 results and laid out a plan to grow production and generate significant cash flow in the 2018 calendar year. During the period, Nutanix announced it was transitioning from selling a bundle of hardware and software to a software-only product. The company also reported fourth quarter 2017 revenues exceeding expectations, assuaging fears its transition towards a software model might impact operations. Additionally, management provided a robust outlook for its market opportunity at its analyst day in March 2018. Shares of Tiffany & Co. responded positively to the first North American compensation increase in nine quarters. The company posted better-than-expected first quarter 2018 earnings driven by both revenue and margins.

Despite overall strong performance, negative stock selection in the Consumer Staples sector was a slight headwind. Holdings that detracted from Fund performance during the fiscal year included (i) food manufacturer, TreeHouse Foods, Inc.; (ii) Dentsply Sirona, Inc., a leader in dental equipment and supply; and (iii) Houghton Mifflin Harcourt Company, a K-12 education materials publisher. TreeHouse Foods provided lower than expected 2018 earnings guidance mainly due to short-term margin headwinds from higher costs, an issue affecting the entire packaged food space. Dentsply Sirona provided a weaker view of calendar year 2018 results. The dental industry at large was disrupted by shifts in major distributor and sales channels. Shares of Houghton Mifflin were pressured by a deterioration in the 2017 education materials end market. The company disappointed investors by reducing expectations for its market opportunity in 2018 and providing guidance for another year of negative cash flow.

CRM Large Cap Opportunity Fund returned 10.03% and 9.78% for the Institutional and Investor Share classes, respectively, in the fiscal year, as compared to 6.77% and 14.54% for the Russell 1000® Value Index and the Russell 1000® Index, respectively6. The Fund outperformed the Russell 1000 Value Index, mainly driven by strong stock selection within the Consumer Discretionary sector. Leading individual contributors to Fund performance included (i) jewelry manufacturer and retailer, Tiffany & Co.; (ii) Palo Alto Networks, Inc., a leading cybersecurity company; and (iii) discount variety store chain, Dollar Tree, Inc. Shares of Tiffany & Co. responded positively to the first North American compensation increase in nine quarters. The company posted better-than-expected first quarter 2018 earnings driven by both revenue and margins. Palo Alto Networks reported strong earnings in the second half of the fiscal year, as the company improved its sales force execution and re-established its role as the share taker within the firewall market. Dollar Tree posted significantly better earnings during the third quarter 2017 driven by strong revenue and margins.

Health Care was the only detractor from performance on a sector basis. This was mainly due to negative stock selection as two of the top individual detractors from performance were Health Care stocks. Individual holdings that detracted from Fund performance during the period included: (i) multi-national pharmaceutical, Allergan

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plc; (ii) Dentsply Sirona, Inc., a leader in dental equipment and supply; and (iii) EQT GP Holdings LP, a midstream Master Limited Partnership (MLP) spun out of EQT Corporation. Negative sentiment weighed on shares of Allergan during the period. A potential competitor to BOTOX® released positive data on a longer acting toxin. Even though this data was positive, we viewed the threat as overstated. Dentsply Sirona provided a weaker view of calendar year 2018 results. The dental industry at large is being disrupted by shifts in major distributor and sales channels. EQT Corporation, a natural gas exploration and production company, announced its intentions to spin-out its ownership of EQT GP Holdings. While we viewed this as positive news, the company was not immune to pressures impacting MLPs broadly as a result of rising interest rates and a Federal Energy Regulatory Commission (FERC) decision to revise tariffs downward on certain pipelines.

CRM All Cap Value returned 11.63% and 11.20% for the Institutional and Investor Share classes, respectively, during the period, as compared to 7.25% and 14.78% for the Russell 3000® Value Index and the Russell 3000® Index, respectively7. The Fund outperformed the Russell 3000 Value Index due to strong stock selection, most notably in the Producer Durables and Financial Services sectors. Leading contributors to Fund performance were (i) jewelry manufacturer and retailer, Tiffany & Co.; (ii) natural gas exploration and production company, Continental Resources, Inc.; and (iii) FLIR Systems, Inc., a designer and manufacturer of thermal imaging and broadcast camera systems. Shares of Tiffany & Co. responded positively to the first North American compensation increase in nine quarters. The company posted better-than-expected first quarter 2018 earnings driven by both revenue and margins. Continental Resources reported strong third quarter 2017 results and laid out a plan to grow production and generate significant cash flow in the 2018 calendar year. Further, the company is proving to be one of the most capital efficient oil producers in the U.S. FLIR Systems announced a large new business contract from the U.S. Army in the first half of the fiscal year and subsequently delivered a strong earnings report.

Consumer Staples and Materials & Processing were the bottom performers during the period. Stock selection in both sectors was a headwind during the fiscal year. Individual holdings that negatively impacted performance included (i) multi-national pharmaceutical, Allergan PLC; (ii) Edgewell Personal Care Company, a consumer products company; and (iii) Houghton Mifflin Harcourt Company, a K-12 education materials publisher. Negative sentiment weighed on shares of Allergan during the period. A potential competitor to BOTOX® released positive data on a longer acting toxin. Even though this data was positive, we viewed the threat as overstated. Shares of Edgewell Personal Care were pressured by overall investor concern regarding consumer staples and traditional health and beauty care businesses. The company reported weaker than expected earnings in the fourth quarter 2017, driven by misses in its wet shave and feminine care businesses and a weak revenue outlook. Shares of Houghton Mifflin were pressured by a deterioration in the 2017 education materials end market. The company disappointed investors by reducing expectations for its market opportunity in 2018 and providing guidance for another year of negative cash flow.

Sincerely,

Ronald H. McGlynn

Chairman, Cramer Rosenthal McGlynn, LLC

President, CRM Mutual Fund Trust

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1S&P 500® Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. It is not possible to invest directly in an index.

2Russell 2000® Value Index is the Fund’s benchmark. The Russell 2000® Value Index measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index is an unmanaged, capitalization weighted index of 2,000 small cap U.S. companies. It is not possible to invest directly in an index.

3EBITDA stands for earnings before interest, taxes, depreciation and amortization.

4Russell 2500™ Value Index is the Fund’s benchmark. The Russell 2500™ Value Index is an unmanaged index that measures the performance of those companies in the Russell 2500™ Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2500™ Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000® Index. It is not possible to invest directly in an index.

5Russell Midcap® Value Index is the Fund’s benchmark. The Russell Midcap® Value Index measures the performance of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents the performance of the 1,000 largest companies in the U.S. equity market. It is not possible to invest directly in an index.

6Russell 1000® Value Index is the Fund’s benchmark. The Russell 1000® Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. It is not possible to invest directly in an index.

7Russell 3000® Value Index is the Fund’s benchmark. The Russell 3000® Value Index measures the performance of those companies in the Russell 3000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Index is an unmanaged, capitalization weighted index of the 3,000 largest U.S. companies which represent approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. During the period, certain fees and expenses were waived by the Funds’ service providers. Without these waivers, total returns would have been lower. Additional performance figures for the Funds can be found in Comparison of Change in Value section of this report.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedules of Investments for a complete list of Fund holdings. Opinions expressed herein are as of June 30, 2018 and are subject to change at any time, are not guaranteed, and should not be considered investment advice.

Investments in small and mid capitalization companies generally are more volatile due to limited product lines, fewer capital resources and less depth of management than larger companies. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values. Investments in foreign securities, including emerging markets, involve special risks such as greater social, economic, regulatory, and political uncertainties, and currency fluctuation.

This report must be preceded or accompanied by the current prospectus for the Funds. Before investing, you should carefully read the prospectus and consider the investment objectives, risks, charges and expenses of the Funds. Additional copies of the prospectus may be obtained at www.crmfunds.com or at (800) CRM-2883.

Distributed by ALPS Distributors, Inc.

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CRM FUNDS

CRM SMALL CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited)

June 30, 2018

The following information compares the performance of the CRM Small Cap Value Fund (“Fund”) with the performance of the Russell 2000® Index and Russell 2000® Value Index. The Russell 2000® Index is an unmanaged, capitalization-weighted index of 2,000 small capitalization U.S. companies. The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect the reinvestment of dividends, but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Compared to mutual funds that focus on large capitalization companies, shares of the Fund may be more volatile because of the Fund’s focus on smaller capitalization companies. These companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

CRM Small Cap Value Fund — Investor Shares vs. Russell 2000® Index and

Russell 2000® Value Index1

Expense Ratio (per prospectus dated 10/27/17, as supplemented on 04/11/18) - 1.16%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

This line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds
7

CRM FUNDS

CRM SMALL CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded)

June 30, 2018

CRM Small Cap Value Fund — Institutional Shares vs. Russell 2000® Index and

Russell 2000® Value Index1

Expense Ratio (per prospectus dated 10/27/17, as supplemented on 04/11/18) - 0.92%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

The line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds
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CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited)

June 30, 2018

The following information compares the performance of the CRM Small/Mid Cap Value Fund (“Fund”) with the performance of the Russell 2500™ Index and Russell 2500™ Value Index. The Russell 2500™ Value Index is an unmanaged index that measures the performance of those companies in the Russell 2500™ Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2500™ Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents the performance of the 3,000 largest U.S. companies. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect the reinvestment of dividends, but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Compared to mutual funds that focus on large capitalization companies, shares of the Fund may be more volatile because of the Fund’s focus on smaller capitalization companies. These companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

CRM Small/Mid Cap Value Fund — Investor Shares vs. Russell 2500™ Index

and Russell 2500™ Value Index1

Expense Ratio (per prospectus dated 10/27/17, as supplemented on 07/16/18) - 1.15%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

The line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds
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CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded)

June 30, 2018

CRM Small/Mid Cap Value Fund — Institutional Shares vs. Russell 2500™ Index

and Russell 2500™ Value Index1

Expense Ratio (per prospectus dated 10/27/17, as supplemented on 07/16/18) - 0.94%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

The line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds
10

CRM FUNDS

CRM MID CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited)

June 30, 2018

The following information compares the performance of the CRM Mid Cap Value Fund (“Fund”) with the performance of the Russell Midcap® Index and Russell Midcap® Value Index. The Russell Midcap® Index measures the performance of 800 of the smallest companies in the Russell 1000® Index. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents the performance of the 3,000 largest U.S. companies. The Russell Midcap® Value Index measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect reinvestment of dividends but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Compared to mutual funds that focus on large capitalization companies, shares of the Fund may be more volatile because the Fund invests in mid capitalization companies. These companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

CRM Mid Cap Value Fund — Investor Shares vs. Russell Midcap® Index and

Russell Midcap® Value Index1

Expense Ratio (per prospectus dated 10/27/17) - 1.16%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

The line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds
11

CRM FUNDS

CRM MID CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded)

June 30, 2018

CRM Mid Cap Value Fund — Institutional Shares vs. Russell Midcap® Index and

Russell Midcap® Value Index1

Expense Ratio (per prospectus dated 10/27/17) - 0.95%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

This line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds
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CRM FUNDS

CRM LARGE CAP OPPORTUNITY FUND

COMPARISON OF CHANGE IN VALUE (Unaudited)

June 30, 2018

The following information compares the performance of the CRM Large Cap Opportunity Fund (“Fund”) with the performance of the Russell 1000® Index and Russell 1000® Value Index. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents the performance of the 3,000 largest U.S. companies. The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect reinvestment of dividends but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Compared to mutual funds that focus exclusively on large capitalization companies, shares of the Fund may be more volatile because, while the Fund invests in large capitalization companies, the Fund may also invest in mid capitalization companies. These companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

CRM Large Cap Opportunity Fund — Investor Shares vs. Russell 1000® Index

and Russell 1000® Value Index1

Expense Ratios (per prospectus dated 10/27/17) - Gross: 1.06% Net: 0.91%3

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]

The investment adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses, exceed 0.90% of average daily net assets of the share class. The expense limitation is in effect until November 1, 2018.

The line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds
13

CRM FUNDS

CRM LARGE CAP OPPORTUNITY FUND

COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded)

June 30, 2018

CRM Large Cap Opportunity Fund — Institutional Shares vs. Russell 1000® Index

and Russell 1000® Value Index1

Expense Ratios (per prospectus dated 10/27/17) - Gross: 0.81% Net: 0.66%3

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]

The investment adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses, exceed 0.65% of average daily net assets of the share class. The expense limitation is in effect until November 1, 2018.

The line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds
14

CRM FUNDS

CRM ALL CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited)

June 30, 2018

The following information compares the performance of the CRM All Cap Value Fund (“Fund”) with the performance of the Russell 3000® Index and the Russell 3000® Value Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies. The Russell 3000® Value Index measures the performance of those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect the reinvestment of dividends but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Compared to mutual funds that focus exclusively on large capitalization companies, shares of the Fund may be more volatile because, while the Fund may invest in large capitalization companies, the Fund may also invest in small and mid capitalization companies. These companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

CRM All Cap Value Fund — Investor Shares vs. Russell 3000® Index

and Russell 3000® Value Index1

Expense Ratios (per prospectus dated 10/27/17, as supplemented on 04/11/18) - Gross: 1.96% Net: 1.51%3

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]

The investment adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses, exceed 1.50% of average daily net assets of the share class. The expense limitation is in effect until November 1, 2018.

The line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds
15

CRM FUNDS

CRM ALL CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded)

June 30, 2018

CRM All Cap Value Fund — Institutional Shares vs. Russell 3000® Index and

Russell 3000® Value Index1

Expense Ratios (per prospectus dated 10/27/17, as supplemented on 04/11/18) - Gross: 1.74% Net: 1.26%3

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]

The investment adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses, exceed 1.25% of average daily net assets of the share class. The expense limitation is in effect until November 1, 2018.

The line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds
16

CRM FUNDS

EXPENSE DISCLOSURE (Unaudited)

DISCLOSURE OF FUND EXPENSES

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees, shareholder servicing fees and other Fund expenses. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2018 through June 30, 2018). The “Annualized Expense Ratio” reflects the actual expenses, net of fee waivers, where applicable, for the six-month period January 1, 2018 to June 30, 2018 and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended June 30, 2018.

The Expense Tables below illustrate your Fund’s expenses in two ways.

•

Actual fund return.    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

•

Hypothetical 5% return.    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs that may be levied by other funds, such as sales charges (loads), redemption fees, or exchange fees, if any. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The “Annualized Expense Ratio” reflects the actual expenses for the period indicated.

CRM Funds
17

CRM FUNDS

EXPENSE DISCLOSURE (Unaudited) (Concluded)

For the Six Months Ended June 30, 2018

Expense Table

Fund/Class	Beginning Account Value 01/01/18	Ending Account Value 06/30/18	Annualized Expense Ratio	Expenses Paid During Period(1)

CRM Small Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$ 998.20	1.12%	$5.55
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.24	1.12%	$5.61

CRM Small Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$ 999.00	0.88%	$4.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.43	0.88%	$4.41

CRM Small/Mid Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,067.70	1.09%	$5.59
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.39	1.09%	$5.46

CRM Small/Mid Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,069.30	0.87%	$4.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.48	0.87%	$4.36

CRM Mid Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,076.80	1.08%	$5.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.44	1.08%	$5.41

CRM Mid Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,077.50	0.88%	$4.53
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.43	0.88%	$4.41

CRM Large Cap Opportunity Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,000.00	0.90%	$4.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.33	0.90%	$4.51

CRM Large Cap Opportunity Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,001.00	0.65%	$3.22
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.57	0.65%	$3.26

CRM All Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,017.30	1.50%	$7.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.36	1.50%	$7.50

CRM All Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,020.50	1.25%	$6.26
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	1.25%	$6.26

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the most recent one-half year period).

CRM Funds
18

CRM FUNDS

DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited)

PORTFOLIO HOLDINGS

June 30, 2018

The following tables present a summary of the portfolio holdings of each of the CRM Funds as a percentage of their total investments, excluding short-term investments held as collateral for loaned securities.

CRM Small Cap Value Fund - Sector Allocation
Common Stock
Financials	23.9%
Industrials	18.4
Information Technology	13.2
Consumer Discretionary	8.5
Consumer Staples	7.3
Utilities	5.5
Real Estate	4.7
Health Care	4.3
Energy	4.1
Materials	4.0
Telecommunication Services	1.8
Short-Term Investments	4.3

100.0%

CRM Small/Mid Cap Value Fund - Sector Allocation
Common Stock
Financials	17.2%
Industrials	14.6
Information Technology	14.2
Health Care	9.8
Materials	8.9
Consumer Discretionary	8.5
Real Estate	6.5
Energy	6.0
Consumer Staples	4.9
Utilities	4.0
Telecommunication Services	1.6
Short-Term Investments	3.8

100.0%

CRM Mid Cap Value Fund - Sector Allocation
Common Stock
Industrials	16.3%
Consumer Discretionary	14.2
Information Technology	12.7
Financials	10.9
Materials	9.5
Energy	8.7
Utilities	8.2
Health Care	5.4
Real Estate	4.9
Consumer Staples	2.2
Telecommunication Services	1.8
Short-Term Investments	5.2

100.0%

CRM Large Cap Opportunity Fund - Sector Allocation
Common Stock
Financials	21.7%
Information Technology	16.1
Health Care	12.7
Industrials	10.7
Energy	10.5
Consumer Discretionary	9.8
Utilities	4.9
Materials	4.3
Consumer Staples	3.7
Telecommunication Services	2.6
Short-Term Investments	3.0

100.0%

CRM Funds
19

CRM FUNDS

DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited) (Concluded)

CRM All Cap Value Fund - Sector Allocation
Common Stock
Information Technology	20.2%
Financials	16.1
Health Care	14.1
Industrials	12.1
Consumer Discretionary	10.8
Energy	9.2
Materials	5.2
Utilities	3.6
Telecommunication Services	2.0
Consumer Staples	1.8
Short-Term Investments	4.9

100.0%

Portfolio holdings are subject to change at any time.

CRM Funds
20

CRM FUNDS

CRM SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS

June 30, 2018

Shares		Value

Common Stock — 96.1%
Consumer Discretionary — 8.6%
Consumer Durables & Apparel — 1.9%
153,933	G-III Apparel Group Ltd.[1]	$ 6,834,625

Consumer Services — 6.7%
150,130	Adtalem Global Education, Inc.[1]	7,221,253
1,012,261	Regis Corp.[1]	16,742,797

		23,964,050

Total Consumer Discretionary		30,798,675

Consumer Staples — 7.3%
Food & Staples Retailing — 2.6%
259,814	Performance Food Group Co.[1]	9,535,174

Food, Beverage & Tobacco — 4.7%
43,156	Coca-Cola Bottling Co. Consolidated	5,831,670
667,405	Cott Corp.[2]	11,045,553

		16,877,223

Total Consumer Staples		26,412,397

Energy — 4.1%
Energy Equipment & Services — 1.7%
442,016	Keane Group, Inc.[1,2]	6,042,359

Oil, Gas & Consumable Fuels — 2.4%
820,537	Callon Petroleum Co.[1]	8,812,567

Total Energy		14,854,926

Financials — 24.0%
Banks — 18.7%
399,074	Associated Banc-Corp.	10,894,720
274,040	Bancorp South Bank	9,029,618
60,049	Bank of Hawaii Corp.	5,009,288
701,566	Boston Private Financial Holdings, Inc.	11,154,899
464,679	First Horizon National Corp.	8,289,873
380,768	First Midwest Bancorp, Inc.	9,698,161
194,265	Hancock Whitney Corp.	9,062,462
88,602	MB Financial, Inc.	4,137,714

		67,276,735

Diversified Financials — 3.4%
255,286	Investment Technology Group, Inc.	5,340,583
133,603	Stifel Financial Corp.	6,980,757

		12,321,340

Insurance — 1.9%
155,394	Horace Mann Educators Corp.	6,930,573

Total Financials		86,528,648

Health Care — 4.3%
Health Care Equipment & Services — 4.3%
61,036	CONMED Corp.	4,467,835
210,413	Omnicell, Inc.[1]	11,036,162

Total Health Care		15,503,997

Shares		Value

Industrials — 18.5%
Capital Goods — 15.9%
178,794	Actuant Corp. — Class A	$ 5,247,604
132,827	Albany International Corp. - Class A	7,989,544
37,764	Curtiss-Wright Corp.	4,494,671
75,976	EnPro Industries, Inc.	5,314,521
229,628	JELD-WEN Holding,Inc.[1]	6,565,065
64,144	John Bean Technologies Corp.	5,702,402
269,341	MRC Global, Inc.[1]	5,836,619
806,478	Mueller Water Products, Inc. — Class A	9,451,922
194,427	SPX Corp.[1]	6,814,666

		57,417,014

Commercial & Professional Services — 2.6%
164,627	Clean Harbors, Inc.[1]	9,145,030

Total Industrials		66,562,044

Information Technology — 13.2%
Software & Services — 8.4%
220,330	Acxiom Corp.[1]	6,598,884
101,841	Altair Engineering, Inc. Class A1	3,480,925
342,869	Amber Road, Inc.[1]	3,226,397
474,171	Brightcove, Inc.[1]	4,575,750
200,084	Carbonite, Inc.[1]	6,982,932
96,825	Envestnet, Inc.[1]	5,320,534

		30,185,422

Technology Hardware & Equipment — 4.8%
949,435	Extreme Networks, Inc.[1]	7,557,503
93,084	Itron, Inc.[1]	5,589,694
74,088	Lumentum Holdings, Inc.[1]	4,289,695

		17,436,892

Total Information Technology		47,622,314

Materials —4.0%
Chemicals — 4.0%
325,243	GCP Applied Technologies, Inc.[1]	9,415,785
304,383	Venator Materials PLC[1,3]	4,979,706

Total Materials		14,395,491

Real Estate — 4.8%
Diversified REIT’s — 2.5%
382,950	Alexander & Baldwin, Inc.	8,999,325

Office REIT’s — 2.3%
281,067	Corporate Office Properties Trust	8,148,132

Total Real Estate		17,147,457

Telecommunication Services — 1.8%
Diversified Telecommunication Services — 1.8%
514,640	Vonage Holdings Corp.[1]	6,633,710

See accompanying notes.		CRM Funds
21

CRM FUNDS

CRM SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2018

Shares		Value

Utilities — 5.5%
Gas Utilities — 2.8%
133,524	Southwest Gas Holdings, Inc.	$10,183,876

Multi-Utilities — 2.7%
159,011	Black Hills Corp.[2]	9,733,063

Total Utilities		19,916,939

Total Common Stock (Cost $269,272,826)		346,376,598

Short-Term Investments — 4.3%
7,800,296	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 1.80%[4]	7,800,296
7,800,297	Federated Treasury Obligations Fund Institutional Series, 1.77%[4]	7,800,297

Total Short-Term Investments (Cost $15,600,593)		15,600,593

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 100.4% (Cost $284,873,419)		361,977,191

Principal
Short-Term Investments Held As Collateral For Loaned Securities — 2.7%
Repurchase Agreements — 2.7%
$ 483,894	With Bank of Montreal: at 2.03%, dated 06/29/18, to be repurchased on 07/02/18, repurchase price $483,976 (collateralized by US Treasury Securities, par values ranging from $0 - $187,445, coupon rates ranging from 0.00% to 4.38%, 08/16/18 - 09/09/49; total market value $493,572)	$ 483,894
2,300,987	With HSBC Securities USA, Inc.: at 2.10%, dated 06/29/18, to be repurchased on 07/02/18, repurchase price $2,301,390 (collateralized by US Treasury Security, par value of $2,350,075, coupon rate of 2.38%, 04/15/21; total market value $2,347,039)	2,300,987

Principal		Value

Repurchase Agreements — (continued)
$2,300,987	With Natwest Markets PLC[3]: at 2.09%, dated 06/29/18, to be repurchased on 07/02/18, repurchase price $2,301,388 (collateralized by US Treasury Securities, par values ranging from $256,445 - $1,208,018, coupon rates ranging from 2.50% to 6.63%, 05/15/20 - 05/15/46; total market value $2,347,029)	$2,300,987
2,300,987	With NBC Global Finance Ltd.: at 1.95%, dated 06/29/18, to be repurchased on 07/02/18, repurchase price $2,301,361 (collateralized by US Treasury Securities, par values ranging from $0 - $636,488, coupon rates ranging from 0.00% to 3.63%, 01/31/20 - 09/09/49; total market value $2,347,013)	2,300,987
2,300,987	With Nomura Securities International, Inc.: at 2.10%, dated 06/29/18, to be repurchased on 07/02/18, repurchase price $2,301,390 (collateralized by US Treasury Securities, par values ranging from $0 - $357,647, coupon rates ranging from 0.00% to 6.88%, 08/15/18 - 02/15/48; total market value $2,347,007)	2,300,987

Total Repurchase Agreements		9,687,842

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $9,687,842)		9,687,842

Total Investments — 103.1% (Cost $294,561,261)		371,665,033	[5]
Liabilities in Excess of Other Assets — (3.1)%		(11,123,755)

Total Net Assets — 100.0%		$360,541,278

See accompanying notes.		CRM Funds
22

CRM FUNDS

CRM SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2018

A summary of inputs used to value the Fund’s investments as of June 30, 2018 is as follows (See Note 2 in Notes to Financial Statements):

			Level 2	Level 3
	Investments in	Level 1	Significant	Significant
	Securities	Quoted	Observable	Unobservable
	(Value)	Prices	Inputs	Inputs
Investments in Securities:
Common Stock	$346,376,598	$346,376,598	—	—
Short-Term Investments	15,600,593	15,600,593	—	—
Short-Term Investments Held As Collateral For Loaned Securities	9,687,842	—	$9,687,842	—

Total Investments in Securities	$371,665,033	$361,977,191	$9,687,842	—

There were no transfers between Level 1, Level 2, and Level 3 during the year ended June 30, 2018.

[1]	Non-income producing security.
[2]	Security partially or fully on loan.
[3]	PLC — Public Limited Company.
[4]	Rate represents an annualized yield at date of measurement.
[5]

At June 30, 2018, the market value of securities on loan for the CRM Small Cap Value Fund was $9,407,000. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes.		CRM Funds
23

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS

June 30, 2018

Shares		Value

Common Stock — 97.4%
Consumer Discretionary — 8.6%
Consumer Durables & Apparel — 3.7%
150,635	G-III Apparel Group Ltd.[1]	$6,688,194
27,186	PVH Corp.	4,070,288

		10,758,482

Consumer Services — 4.9%
139,085	Adtalem Global Education, Inc.[1]	6,689,988
27,658	Vail Resorts, Inc.	7,583,547

		14,273,535

Total Consumer Discretionary		25,032,017

Consumer Staples — 5.0%
Food & Staples Retailing — 2.7%
213,932	Performance Food Group Co.[1]	7,851,305

Food, Beverage & Tobacco — 2.3%
126,469	TreeHouse Foods, Inc.[1]	6,640,887

Total Consumer Staples		14,492,192

Energy — 6.1%
Energy Equipment & Services — 1.8%
125,834	Apergy Corp.[1]	5,253,569

Oil, Gas & Consumable Fuels — 4.3%
664,888	Callon Petroleum Co.[1]	7,140,897
71,002	Energen Corp.[1]	5,170,366

		12,311,263

Total Energy		17,564,832

Financials — 17.4%
Banks — 12.0%
318,189	Associated Banc-Corp.	8,686,559
281,325	First Midwest Bancorp, Inc.	7,165,348
157,146	Hancock Whitney Corp.	7,330,861
309,463	KeyCorp.	6,046,907
87,264	Webster Financial Corp.	5,558,717

		34,788,392

Diversified Financials — 1.3%
73,243	Stifel Financial Corp.	3,826,947

Insurance — 4.1%
51,248	American Financial Group, Inc.	5,500,448
54,720	Hanover Insurance Group, Inc. (The)	6,542,323

		12,042,771

Total Financials		50,658,110

Health Care — 9.9%
Health Care Equipment & Services — 7.4%
30,065	Cooper Companies, Inc. (The)	7,078,804
163,885	Omnicell, Inc.[1]	8,595,769
54,698	STERIS PLC[2]	5,743,837

		21,418,410

Shares		Value

Health Care — (continued)
Pharmaceuticals, Biotechnology & Life Sciences — 2.5%
25,684	Bio-Rad Laboratories, Inc. - Class A1	$7,410,861

Total Health Care		28,829,271

Industrials — 14.8%
Capital Goods — 9.3%
148,621	Actuant Corp. — Class A	4,362,026
29,595	Curtiss-Wright Corp.	3,522,397
134,355	SPX FLOW, Inc.[1]	5,880,719
32,969	Teledyne Technologies, Inc.[1]	6,562,809
98,605	Xylem, Inc.	6,644,005

		26,971,956

Commercial & Professional Services — 5.5%
129,556	Clean Harbors, Inc.[1]	7,196,836
156,024	TriNet Group, Inc.[1]	8,727,982

		15,924,818

Total Industrials		42,896,774

Information Technology — 14.4%
Semiconductors & Semiconductor Equipment — 2.3%
105,489	Cree, Inc.[1]	4,385,178
105,157	MACOM Technology Solutions Holdings, Inc.[1,3]	2,422,817

		6,807,995

Software & Services — 8.3%
114,449	Black Knight, Inc.[1]	6,128,744
111,319	CommVault Systems, Inc.[1]	7,330,356
50,128	PTC, Inc.[1]	4,702,508
71,937	Worldpay, Inc. — Class A1	5,883,008

		24,044,616

Technology Hardware & Equipment — 3.8%
129,466	FLIR Systems, Inc.	6,728,348
74,441	Lumentum Holdings, Inc.[1,3]	4,310,134

		11,038,482

Total Information Technology		41,891,093

Materials —9.0%
Chemicals — 9.0%
249,453	GCP Applied Technologies, Inc.[1]	7,221,664
201,973	RPM International, Inc.	11,779,065
97,211	W.R. Grace & Co.	7,126,539

Total Materials		26,127,268

Real Estate — 6.6%
Diversified REIT’s — 2.0%
337,864	Empire State Realty Trust, Inc. — Class A	5,777,474

Office REIT’s — 4.6%
224,509	Corporate Office Properties Trust	6,508,516

See accompanying notes.		CRM Funds
24

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2018

Shares		Value

Real Estate — (continued)
Office REIT’s — (continued)
221,150	Equity Commonwealth[1]	$6,966,225

		13,474,741

Total Real Estate		19,252,215

Telecommunication Services — 1.6%
Diversified Telecommunication Services — 1.6%
356,856	Vonage Holdings Corp.[1]	4,599,874

Utilities — 4.0%
Multi-Utilities — 2.6%
282,761	NiSource, Inc.	7,430,959

Water Utilities — 1.4%
49,314	American Water Works Co., Inc.	4,210,429

Total Utilities		11,641,388

Total Common Stock (Cost $210,755,398)		282,985,034

Short-Term Investments — 3.8%
5,579,002	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 1.80%[4]	5,579,002
5,579,002	Federated Treasury Obligations Fund Institutional Series, 1.77%[4]	5,579,002

Total Short-Term Investments (Cost $11,158,004)		11,158,004

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 101.2% (Cost $221,913,402)		294,143,038

Principal
Short-Term Investments Held As Collateral For Loaned Securities — 2.4%
Repurchase Agreements — 2.4%
$340,776	With Bank of Montreal: at 2.03%, dated 06/29/18, to be repurchased on 07/02/18, repurchase price $340,834 (collateralized by US Treasury Securities, par values ranging from $0 - $132,005, coupon rates ranging from 0.00% to 4.38%, 08/16/18 - 09/09/49; total market value $347,592)	$340,776

Principal		Value

Repurchase Agreements — (continued)
$1,620,217	With HSBC Securities USA, Inc.: at 2.10%, dated 06/29/18, to be repurchased on 07/02/18, repurchase price $1,620,501 (collateralized by US Treasury Security, par value of $1,654,782, coupon rate of 2.38%, 04/15/21; total market value $1,652,644)	$1,620,217
1,620,217	With Natwest Markets PLC[2].: at 2.09%, dated 06/29/18, to be repurchased on 07/02/18, repurchase price $1,620,499 (collateralized by US Treasury Securities, par values ranging from $180,573 - $850,614, coupon rates ranging from 2.50% to 6.63%, 05/15/20 - 05/15/46; total market value $1,652,637)	1,620,217
1,620,217	With NBC Global Finance Ltd.: at 1.95%, dated 06/29/18, to be repurchased on 07/02/18, repurchase price $1,620,480 (collateralized by US Treasury Securities, par values ranging from $0 - $448,177, coupon rates ranging from 0.00% to 3.63%, 01/31/20 - 09/09/49; total market value $1,652,626)	1,620,217
1,620,217	With Nomura Securities International, Inc.: at 2.10%, dated 06/29/18, to be repurchased on 07/02/18, repurchase price $1,620,501 (collateralized by US Treasury Securities, par values ranging from $0 - $251,834, coupon rates ranging from 0.00% to 6.88%, 08/15/18 - 02/15/48; total market value $1,652,622)	1,620,217

Total Repurchase Agreements		6,821,644

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $6,821,644)		6,821,644

Total Investments — 103.6% (Cost $228,735,046)		300,964,682	[5]
Liabilities in Excess of Other Assets — (3.6)%		(10,420,640)

Total Net Assets — 100.0%		$290,544,042

See accompanying notes.		CRM Funds
25

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2018

A summary of inputs used to value the Fund’s investments as of June 30, 2018 is as follows (See Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stock	$282,985,034	$282,985,034	—	—
Short-Term Investments	11,158,004	11,158,004	—	—
Short-Term Investments Held As Collateral For Loaned Securities	6,821,644	—	$6,821,644	—

Total Investments in Securities	$300,964,682	$294,143,038	$6,821,644	—

There were no transfers between Level 1, Level 2, and Level 3 during the year ended June 30, 2018.

[1]	Non-income producing security.
[2]	PLC — Public Limited Company.
[3]	Security partially or fully on loan.
[4]	Rate represents an annualized yield at date of measurement.
[5]

At June 30, 2018, the market value of securities on loan for the CRM Small/Mid Cap Value Fund was $6,732,951. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes.		CRM Funds
26

CRM FUNDS

CRM MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS

June 30, 2018

Shares		Value

Common Stock — 95.4%
Consumer Discretionary — 14.3%
Consumer Durables & Apparel — 3.3%
50,440	Mohawk Industries, Inc.[1]	$10,807,779
51,156	PVH Corp.	7,659,076

		18,466,855

Consumer Services — 7.1%
261,741	Adtalem Global Education, Inc.[1]	12,589,742
242,451	Aramark	8,994,932
448,703	Houghton Mifflin Harcourt Co.[1]	3,432,578
52,009	Vail Resorts, Inc.	14,260,348

		39,277,600

Retailing — 3.9%
163,909	Tiffany & Co.	21,570,424

Total Consumer Discretionary		79,314,879

Consumer Staples — 2.2%
Food, Beverage & Tobacco — 2.2%
235,888	TreeHouse Foods, Inc.[1]	12,386,479

Energy — 8.8%
Energy Equipment & Services — 1.8%
237,574	Apergy Corp.[1]	9,918,715

Oil, Gas & Consumable Fuels — 7.0%
202,113	Continental Resources, Inc.[1]	13,088,838
195,142	Energen Corp.[1]	14,210,240
377,486	Parsley Energy, Inc. — Class A1	11,430,276

		38,729,354

Total Energy		48,648,069

Financials — 10.9%
Banks — 6.3%
362,542	Associated Banc-Corp.	9,897,397
337,118	BancorpSouth Bank	11,108,038
720,519	KeyCorp.	14,078,941

		35,084,376

Diversified Financials — 2.4%
146,779	Nasdaq, Inc.	13,396,520

Insurance — 2.2%
101,877	Hanover Insurance Group, Inc. (The)	12,180,414

Total Financials		60,661,310

Health Care — 5.4%
Health Care Equipment & Services — 2.8%
104,566	DENTSPLY SIRONA, Inc.	4,576,854
103,737	STERIS PLC[2]	10,893,422

		15,470,276

Pharmaceuticals, Biotechnology & Life Sciences — 2.6%
51,464	Bio-Rad Laboratories, Inc. - Class A1	14,849,423

Total Health Care		30,319,699

Shares		Value

Industrials — 16.4%
Capital Goods — 11.4%
199,824	AMETEK, Inc.	$14,419,300
195,980	Dover Corp.	14,345,736
248,978	SPX FLOW, Inc.[1]	10,897,767
55,245	Teledyne Technologies, Inc.[1]	10,997,070
186,722	Xylem, Inc.	12,581,328

		63,241,201

Commercial & Professional Services — 5.0%
312,154	IHS Markit Ltd.[1]	16,104,025
206,805	TriNet Group, Inc.[1]	11,568,672

		27,672,697

Total Industrials		90,913,898

Information Technology — 12.8%
Semiconductors & Semiconductor Equipment — 2.5%
153,909	Microchip Technology, Inc.[3]	13,998,024

Software & Services — 6.1%
212,439	Black Knight, Inc.[1]	11,376,108
203,907	CommVault Systems, Inc.[1]	13,427,276
94,431	PTC, Inc.[1]	8,858,572

		33,661,956

Technology Hardware & Equipment — 4.2%
243,336	FLIR Systems, Inc.	12,646,172
52,328	Palo Alto Networks, Inc.[1]	10,751,834

		23,398,006

Total Information Technology		71,057,986

Materials — 9.6%
Chemicals — 8.2%
141,650	Ashland Global Holdings, Inc.	11,074,197
383,395	RPM International, Inc.	22,359,596
166,512	W.R. Grace & Co.	12,206,995

		45,640,788

Construction Materials — 1.4%
58,415	Vulcan Materials Co.	7,539,040

Total Materials		53,179,828

Real Estate — 4.9%
Office REIT’s — 2.4%
415,381	Equity Commonwealth[1]	13,084,501

Specialized REIT’s — 2.5%
32,965	Equinix, Inc.	14,171,324

Total Real Estate		27,255,825

Telecommunication Services — 1.8%
Diversified Telecommunication Services — 1.8%
274,890	Zayo Group Holdings, Inc.[1]	10,027,987

Utilities — 8.3%
Gas Utilities — 2.0%
122,810	Atmos Energy Corp.	11,070,093

See accompanying notes.		CRM Funds
27

CRM FUNDS

CRM MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2018

Shares		Value

Utilities — (continued)
Multi-Utilities — 4.5%
187,679	Black Hills Corp.[3]	$11,487,832
505,958	NiSource, Inc.	13,296,576

		24,784,408

Water Utilities — 1.8%
119,158	American Water Works Co., Inc.	10,173,710

Total Utilities		46,028,211

Total Common Stock (Cost $412,381,716)		529,794,171

Short-Term Investments — 5.2%
14,473,011	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 1.80%[4]	14,473,011
14,473,011	Federated Treasury Obligations Fund Institutional Series, 1.77%[4]	14,473,011

Total Short-Term Investments (Cost $28,946,022)		28,946,022

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 100.6% (Cost $441,327,738)		558,740,193

Principal

Short-Term Investments Held As Collateral For Loaned Securities — 2.4%
Repurchase Agreements — 2.4%
$ 653,458	With Bank of Montreal: at 2.03%, dated 06/29/18, to be repurchased on 07/02/18, repurchase price $653,569 (collateralized by US Treasury Securities, par values ranging from $0 - $253,128, coupon rates ranging from 0.00% to 4.38%, 08/16/18 - 09/09/49; total market value $666,527)	$ 653,458
3,107,233	With HSBC Securities USA, Inc.: at 2.10%, dated 06/29/18, to be repurchased on 07/02/18, repurchase price $3,107,777 (collateralized by US Treasury Security, par value of $3,173,521, coupon rate of 2.38%, 04/15/21; total market value $3,169,421)	3,107,233

Principal		Value

Repurchase Agreements — (continued)
$3,107,233	With Natwest Markets PLC[2].: at 2.09%, dated 06/29/18, to be repurchased on 07/02/18, repurchase price $3,107,774 (collateralized by US Treasury Securities, par values ranging from $346,301 - $1,631,297, coupon rates ranging from 2.50% to 6.63%, 05/15/20 - 05/15/46; total market value $3,169,408)	$3,107,233
3,107,233	With NBC Global Finance Ltd.: at 1.95%, dated 06/29/18, to be repurchased on 07/02/18, repurchase price $3,107,738 (collateralized by US Treasury Securities, par values ranging from $0 - $859,508, coupon rates ranging from 0.00% to 3.63%, 01/31/20 - 09/09/49; total market value $3,169,387)	3,107,233
3,107,233	With Nomura Securities International, Inc.: at 2.10%, dated 06/29/18, to be repurchased on 07/02/18, repurchase price $3,107,777 (collateralized by US Treasury Securities, par values ranging from $0 - $482,963, coupon rates ranging from 0.00% to 6.88%, 08/15/18 - 02/15/48; total market value $3,169,378)	3,107,233

Total Repurchase Agreements		13,082,390

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $13,082,390)		13,082,390

Total Investments — 103.0% (Cost $454,410,128)		571,822,583	[5]
Liabilities in Excess of Other Assets — (3.0)%		(16,470,939)

Total Net Assets — 100.0%		$555,351,644

See accompanying notes.		CRM Funds
28

CRM FUNDS

CRM MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2018

A summary of inputs used to value the Fund’s investments as of June 30, 2018 is as follows (See Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stock	$529,794,171	$529,794,171	—	—
Short-Term Investments	28,946,022	28,946,022	—	—
Short-Term Investments Held As Collateral For Loaned Securities	13,082,390	—	$13,082,390	—

Total Investments in Securities	$571,822,583	$558,740,193	$13,082,390	—

There were no transfers between Level 1, Level 2, and Level 3 during the year ended June 30, 2018.

[1]	Non-income producing security.
[2]	PLC — Public Limited Company.
[3]	Security partially or fully on loan.
[4]	Rate represents an annualized yield at date of measurement.
[5]

At June 30, 2018, the market value of securities on loan for the CRM Mid Cap Value Fund was $12,866,397. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes.		CRM Funds
29

CRM FUNDS

CRM LARGE CAP OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

June 30, 2018

Shares		Value

Common Stock — 97.6%
Consumer Discretionary — 9.8%
Consumer Durables & Apparel — 3.6%
4,721	Mohawk Industries, Inc.[1]	$1,011,569
13,003	PVH Corp.	1,946,809

		2,958,378

Retailing — 6.2%
2,657	AutoZone, Inc.[1]	1,782,661
25,168	Tiffany & Co.	3,312,109

		5,094,770

Total Consumer Discretionary		8,053,148

Consumer Staples — 3.7%
Food, Beverage & Tobacco — 3.7%
15,600	Anheuser-Busch InBev NV, ADR[2]	1,571,856
18,255	Philip Morris International, Inc.	1,473,909

Total Consumer Staples		3,045,765

Energy — 10.6%
Energy Equipment & Services — 2.3%
42,353	Halliburton Co.	1,908,426

Oil, Gas & Consumable Fuels — 8.3%
69,742	EQT GP HOLDINGS LP	1,639,635
31,613	Occidental Petroleum Corp.	2,645,376
81,580	Parsley Energy, Inc. — Class A1	2,470,242

		6,755,253

Total Energy		8,663,679

Financials — 21.9%
Banks — 11.6%
102,367	Bank of America Corp.	2,885,726
45,975	BB&T Corp.	2,318,979
93,020	KeyCorp.	1,817,611
43,855	Wells Fargo & Co.	2,431,321

		9,453,637

Diversified Financials — 5.3%
8,521	Ameriprise Financial, Inc.	1,191,917
23,187	Intercontinental Exchange, Inc.	1,705,404
15,510	Nasdaq, Inc.	1,415,598

		4,312,919

Insurance — 5.0%
41,685	American International Group, Inc.	2,210,138
43,813	MetLife, Inc.	1,910,247

		4,120,385

Total Financials		17,886,941

Health Care — 12.8%
Health Care Equipment & Services — 10.0%
8,625	Anthem, Inc.	2,053,009
31,245	Danaher Corp.	3,083,257
24,192	DENTSPLY SIRONA, Inc.	1,058,884
6,650	Humana, Inc.	1,979,239

		8,174,389

Shares		Value

Health Care — (continued)
Pharmaceuticals, Biotechnology & Life Sciences — 2.8%
13,822	Allergan PLC[3]	$2,304,404

Total Health Care		10,478,793

Industrials — 10.8%
Capital Goods — 5.0%
21,520	Dover Corp.	1,575,264
20,090	United Technologies Corp.	2,511,853

		4,087,117

Transportation — 5.8%
43,491	CSX Corp.	2,773,856
8,635	FedEx Corp.	1,960,663

		4,734,519

Total Industrials		8,821,636

Information Technology — 16.2%
Semiconductors & Semiconductor Equipment — 6.1%
10,940	Broadcom, Inc.	2,654,482
25,434	Microchip Technology, Inc.	2,313,222

		4,967,704

Software & Services — 8.1%
25,322	DXC Technology Co.	2,041,207
27,289	Microsoft Corp.	2,690,968
23,394	Worldpay, Inc. — Class A1	1,913,161

		6,645,336

Technology Hardware & Equipment — 2.0%
7,835	Palo Alto Networks, Inc.[1]	1,609,857

Total Information Technology		13,222,897

Materials — 4.3%
Chemicals — 4.3%
11,695	Air Products & Chemicals, Inc.	1,821,262
26,050	DowDuPont, Inc.	1,717,216

Total Materials		3,538,478

Telecommunication Services — 2.6%
Diversified Telecommunication Services — 2.6%
57,453	Zayo Group Holdings, Inc.[1]	2,095,885

Utilities — 4.9%
Electric Utilities — 3.2%
15,570	NextEra Energy, Inc.	2,600,657

Gas Utilities — 1.7%
15,855	Atmos Energy Corp.	1,429,170

Total Utilities		4,029,827

Total Common Stock (Cost $70,489,319)		79,837,049

See accompanying notes.		CRM Funds
30

CRM FUNDS

CRM LARGE CAP OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2018

Shares		Value

Short-Term Investments — 3.0%
1,230,080	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 1.80%[4]	$1,230,080
1,230,081	Federated Treasury Obligations Fund Institutional Series, 1.77%[4]	1,230,081

Total Short-Term Investments (Cost $2,460,161)		2,460,161

Total Investments — 100.6% (Cost $72,949,480)		82,297,210
Liabilities in Excess of Other Assets — (0.6%)		(528,449)

Total Net Assets — 100.0%		$81,768,761

A summary of inputs used to value the Fund’s investments as of June 30, 2018 is as follows (See Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stock	$79,837,049	$79,837,049	—	—
Short-Term Investments	2,460,161	2,460,161	—	—

Total Investments in Securities	$82,297,210	$82,297,210	—	—

There were no transfers between Level 1, Level 2, and Level 3 during the year ended June 30, 2018.

[1]	Non-income producing security.
[2]	ADR — American Depository Receipt.
[3]	PLC — Public Limited Company.
[4]	Rate represents an annualized yield at date of measurement.

See accompanying notes.		CRM Funds
31

CRM FUNDS

CRM ALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS

June 30, 2018

Shares		Value

Common Stock — 95.4%
Consumer Discretionary — 10.8%
Consumer Durables & Apparel — 2.0%
2,507	PVH Corp.	$375,348

Consumer Services — 3.2%
8,815	Aramark	327,037
35,020	Houghton Mifflin Harcourt Co.[1]	267,903

		594,940

Retailing — 5.6%
453	AutoZone, Inc.[1]	303,931
5,710	Tiffany & Co.	751,436

		1,055,367

Total Consumer Discretionary		2,025,655

Consumer Staples — 1.8%
Household & Personal Products — 1.8%
6,619	Edgewell Personal Care Co.[1,2]	333,995

Energy — 9.2%
Energy Equipment & Services — 3.7%
7,674	Apergy Corp.[1]	320,410
8,215	Halliburton Co.	370,168

		690,578

Oil, Gas & Consumable Fuels — 5.5%
4,760	Energen Corp.[1]	346,623
6,794	EQT Corp.	374,893
10,715	Parsley Energy, Inc. — Class A1	324,451

		1,045,967

Total Energy		1,736,545

Financials — 16.2%
Banks — 12.0%
16,200	Associated Banc-Corp.	442,260
19,545	Bank of America Corp.	550,973
22,371	Boston Private Financial Holdings, Inc.	355,699
20,550	KeyCorp.	401,547
9,195	Wells Fargo & Co.	509,771

		2,260,250

Diversified Financials — 1.8%
3,580	Nasdaq, Inc.	326,747

Insurance — 2.4%
8,465	American International Group, Inc.	448,814

Total Financials		3,035,811

Health Care — 14.1%
Health Care Equipment & Services — 11.0%
3,649	CONMED Corp.	267,107
5,660	Danaher Corp.	558,529
1,708	Humana, Inc.	508,352
2,980	STERIS PLC[3]	312,930
3,810	Zimmer Biomet Holdings, Inc.	424,586

		2,071,504

Shares		Value

Health Care — (continued)
Pharmaceuticals, Biotechnology & Life Sciences — 3.1%
3,509	Allergan PLC[3]	$585,020

Total Health Care		2,656,524

Industrials — 12.2%
Capital Goods — 4.8%
4,825	Dover Corp.	353,190
4,325	United Technologies Corp.	540,754

		893,944

Commercial & Professional Services — 2.5%
9,120	IHS Markit Ltd.[1]	470,501

Transportation — 4.9%
8,945	CSX Corp.	570,512
1,529	FedEx Corp.	347,175

		917,687

Total Industrials		2,282,132

Information Technology — 20.3%
Semiconductors & Semiconductor Equipment — 5.2%
2,180	Broadcom, Inc.	528,955
4,835	Microchip Technology, Inc.[2]	439,743

		968,698

Software & Services — 13.0%
5,935	Black Knight, Inc.[1]	317,819
6,018	CommVault Systems, Inc.[1]	396,285
6,122	DXC Technology Co.	493,495
5,964	Microsoft Corp.	588,110
2,500	PTC, Inc.[1]	234,525
4,965	Worldpay, Inc. — Class A1	406,038

		2,436,272

Technology Hardware & Equipment — 2.1%
7,665	FLIR Systems, Inc.	398,350

Total Information Technology		3,803,320

Materials — 5.2%
Chemicals — 5.2%
3,175	Air Products & Chemicals, Inc.	494,443
7,422	DowDuPont, Inc.	489,258

Total Materials		983,701

Telecommunication Services — 2.0%
Diversified Telecommunication Services — 2.0%
10,387	Zayo Group Holdings, Inc.[1]	378,918

Utilities — 3.6%
Electric Utilities — 1.8%
1,973	NextEra Energy, Inc.	329,550

Gas Utilities — 1.8%
3,859	Atmos Energy Corp.	347,850

Total Utilities		677,400

Total Common Stock (Cost $15,434,772)		17,914,001

See accompanying notes.		CRM Funds
32

CRM FUNDS

CRM ALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2018

Shares		Value

Short-Term Investments — 5.0%
464,701	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 1.80%[4]	$464,701
464,701	Federated Treasury Obligations Fund Institutional Series, 1.77%[4]	464,701

Total Short-Term Investments (Cost $929,402)		929,402

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 100.4% (Cost $16,364,174)		18,843,403

Principal

Short-Term Investments Held As Collateral For Loaned Securities — 3.9%
Repurchase Agreements — 3.9%
$737,829	With NBC Global Finance Ltd.: at 1.95%, dated 06/29/18, to be repurchased on 07/02/18, repurchase price $737,949 (collateralized by US Treasury Securities, par values ranging from $0 - $204,095, coupon rates ranging from 0.00% to 3.63%, 01/31/20 - 09/09/49; total market value $752,588)
		737,829

Total Repurchase Agreements		737,829

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $737,829)		737,829

Total Investments — 104.3% (Cost $17,102,003)		19,581,232	[5]
Liabilities in Excess of Other Assets — (4.3)%		(805,681)

Total Net Assets — 100.0%		$18,775,551

A summary of inputs used to value the Fund’s investments as of June 30, 2018 is as follows (See Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stock	$17,914,001	$17,914,001	—	—
Short-Term Investments	929,402	929,402	—	—
Short-Term Investments Held As Collateral For Loaned Securities	737,829	—	$737,829	—

Total Investments in Securities	$19,581,232	$18,843,403	$737,829	—

There were no transfers between Level 1, Level 2, and Level 3 during the year ended June 30, 2018.

[1]	Non-income producing security.
[2]	Security partially or fully on loan.
[3]	PLC — Public Limited Company.
[4]	Rate represents an annualized yield at date of measurement.
[5]

At June 30, 2018, the market value of securities on loan for the CRM All Cap Value Fund was $731,654. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes.		CRM Funds
33

CRM FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2018

	CRM Small Cap Value Fund	CRM Small/Mid Cap Value Fund	CRM Mid Cap Value Fund	CRM Large Cap Opportunity Fund
ASSETS:
Investments
Investments, at cost	$294,561,261	$228,735,046	$454,410,128	$72,949,480
Net unrealized appreciation	77,103,772	72,229,636	117,412,455	9,347,730

Total investments, at value[1]	371,665,033	300,964,682	571,822,583	82,297,210
Receivable for fund shares sold	352,611	116,385	434,845	—
Receivable for securities sold	—	—	—	209,255
Dividends and interest receivable	321,852	172,654	253,980	94,979
Tax reclaims receivable	—	4,609	—	—
Other assets	41,988	39,531	41,672	17,528

Total assets	372,381,484	301,297,861	572,553,080	82,618,972

LIABILITIES:
Obligation to return securities lending collateral	9,687,842	6,821,644	13,082,390	—
Payable for fund shares redeemed	189,624	2,153,769	398,036	—
Payable for securities purchased	1,598,489	1,517,246	3,234,062	782,578
Accrued advisory fee	257,170	189,078	335,226	33,299
Trustees fees	15,052	1,605	7,428	4,020
Audit and tax fees	6,310	6,310	6,310	6,310
Other accrued expenses	85,719	64,167	137,984	24,004

Total liabilities	11,840,206	10,753,819	17,201,436	850,211

NET ASSETS	$360,541,278	$290,544,042	$555,351,644	$81,768,761

COMPONENTS OF NET ASSETS
Paid-in-capital	$263,187,521	$198,180,922	$423,240,569	$68,183,618
Undistributed net investment income	1,266,616	—	92,094	380,604
Accumulated net realized gain on investments	18,983,369	20,133,484	14,606,526	3,856,809
Net unrealized appreciation of investments	77,103,772	72,229,636	117,412,455	9,347,730

NET ASSETS	$360,541,278	$290,544,042	$555,351,644	$81,768,761

NET ASSETS BY SHARE CLASS
Investor Shares	$76,779,599	$29,115,678	$243,062,050	$8,635,398
Institutional Shares	283,761,679	261,428,364	312,289,594	73,133,363

NET ASSETS	$360,541,278	$290,544,042	$555,351,644	$81,768,761

SHARES OF BENEFICIAL INTEREST OUTSTANDING
($0.01 par value, unlimited authorized shares)
Investor Shares	4,477,934	2,223,846	10,764,038	898,720
Institutional Shares	14,350,336	19,469,027	13,294,104	7,593,471
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)
Investor Shares	$17.15	$13.09	$22.58	$9.61
Institutional Shares	$19.77	$13.43	$23.49	$9.63

[1] Includes securities loaned of:	$9,407,000	$6,732,951	$12,866,397	$—

See accompanying notes.		CRM Funds
34

CRM FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2018

CRM All Cap Value Fund
ASSETS:
Investments
Investments, at cost	$17,102,003
Net unrealized appreciation	2,479,229

Total investments, at value[1]	19,581,232
Receivable for fund shares sold	4,506
Receivable for securities sold	57,448
Dividends and interest receivable	13,446
Other assets	15,945

Total assets	19,672,577

LIABILITIES:
Obligation to return securities lending collateral	737,829
Payable for fund shares redeemed	1,987
Payable for securities purchased	124,827
Accrued advisory fee	10,325
Trustees fees	741
Audit and tax fees	6,310
Other accrued expenses	15,007

Total liabilities	897,026

NET ASSETS	$18,775,551

COMPONENTS OF NET ASSETS
Paid-in-capital	$14,524,334
Undistributed net investment income	18,248
Accumulated net realized gain on investments	1,753,740
Net unrealized appreciation of investments	2,479,229

NET ASSETS	$18,775,551

NET ASSETS BY SHARE CLASS
Investor Shares	$4,693,941
Institutional Shares	14,081,610

NET ASSETS	$18,775,551

SHARES OF BENEFICIAL INTEREST OUTSTANDING
($0.01 par value, unlimited authorized shares)
Investor Shares	532,613
Institutional Shares	1,568,257
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)
Investor Shares	$8.81
Institutional Shares	$8.98

[1] Includes securities loaned of:	$731,654

See accompanying notes.		CRM Funds
35

CRM FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2018

	CRM Small Cap	CRM Small/Mid	CRM Mid Cap	CRM Large Cap
	Value Fund	Cap Value Fund	Value Fund	Opportunity Fund
INVESTMENT INCOME
Dividends	$7,366,691	$3,679,013	$8,806,718	$1,476,119
Securities lending income	51,569	43,299	39,332	—
Foreign tax withheld	(29,595)	—	—	(12,293)

Total investment income	7,388,665	3,722,312	8,846,050	1,463,826

EXPENSES
Investment advisory fees	3,333,635	2,609,346	3,842,399	504,650
Administration and accounting fees	112,882	90,036	127,243	34,086
Custody fees	18,023	19,724	21,352	5,977
Transfer Agent fees	157,995	186,811	260,815	50,666
Shareholder services - Investor Shares	189,825	77,341	565,587	29,466
Trustee fees and expenses	80,223	65,782	92,120	17,330
Insurance fees	33,837	36,099	41,348	7,160
Registration fees	45,623	40,156	47,640	37,971
Audit and tax fees	39,194	39,194	39,194	39,194
Legal fees	20,424	15,803	23,177	4,535
Miscellaneous	108,702	57,868	55,686	26,523

Total expenses	4,140,363	3,238,160	5,116,561	757,558
Expenses waived/reimbursed	—	—	—	(131,688)

Net expenses	4,140,363	3,238,160	5,116,561	625,870

NET INVESTMENT INCOME	3,248,302	484,152	3,729,489	837,956

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from:
Investments	41,585,295 [1]	65,594,122 [1]	61,513,476	8,911,922
Net change in unrealized appreciation/ (depreciation) on:
Investments	4,672,731	(12,527,719)	19,407,204	(713,756)

Net realized and unrealized gain on investments	46,258,026	53,066,403	80,920,680	8,198,166

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$49,506,328	$53,550,555	$84,650,169	$9,036,122

1Includes realized gains resulting from redemptions-in-kind of $7,648,782 and $2,462,593 for CRM Small Cap Value Fund and CRM Small/ Mid Cap Value Fund, respectively. (See Note 10 in Notes to Financial Statements)

See accompanying notes.		CRM Funds
36

CRM FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2018

CRM All Cap Value Fund
INVESTMENT INCOME
Dividends	$295,800
Securities lending income	1,418

Total investment income	297,218

EXPENSES
Investment advisory fees	197,177
Administration and accounting fees	18,464
Custody fees	4,648
Transfer Agent fees	39,857
Shareholder services - Investor Shares	18,229
Trustee fees and expenses	3,907
Insurance fees	1,777
Registration fees	36,586
Audit and tax fees	39,194
Legal fees	981
Miscellaneous	5,194

Total expenses	366,014
Expenses waived/reimbursed	(88,342)

Net expenses	277,672

NET INVESTMENT INCOME	19,546

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investment securities	3,701,327
Net change in unrealized appreciation/(depreciation) on:
Investment securities	(1,322,223)

Net realized and unrealized gain on investments	2,379,104

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,398,650

See accompanying notes.		CRM Funds
37

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Small Cap Value Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017
NET ASSETS - BEGINNING OF YEAR	$421,160,967	$438,216,903

OPERATIONS
Net investment income	3,248,302	642,072
Net realized gain from investments	41,585,295	65,830,362
Net change in unrealized appreciation/(depreciation) on investments	4,672,731	26,041,055

Net increase in net assets resulting from operations	49,506,328	92,513,489

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(340,451)	(312,474)
Net investment income - Institutional Shares	(2,221,781)	(2,019,903)
Net realized gains on investments - Investor Shares	(10,792,473)	(4,762,199)
Net realized gains on investments - Institutional Shares	(47,059,979)	(20,994,650)

Total distributions to shareholders	(60,414,684)	(28,089,226)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	11,433,091	8,183,035
Sale of shares - Institutional Shares	49,470,080	45,387,119
Reinvestment of distributions - Investor Shares	10,320,025	4,699,441
Reinvestment of distributions - Institutional Shares	45,902,029	21,802,119
Redemption of shares - Investor Shares	(14,022,658)	(10,458,965)
Redemption of shares - Institutional Shares	(152,813,900)	(151,092,948)

Net decrease from capital share transactions	(49,711,333)	(81,480,199)

Total decrease in net assets	(60,619,689)	(17,055,936)

NET ASSETS - END OF YEAR	$360,541,278	$421,160,967

Undistributed net investment income	$1,266,616	$580,546

See accompanying notes.		CRM Funds
38

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Small/Mid Cap Value Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017
NET ASSETS - BEGINNING OF YEAR	$490,958,351	$605,732,739

OPERATIONS
Net investment income	484,152	648,773
Net realized gain from investments	65,594,122	69,944,323
Net change in unrealized appreciation/(depreciation) on investments	(12,527,719)	15,744,218

Net increase in net assets resulting from operations	53,550,555	86,337,314

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	—	(944,742)
Net investment income - Institutional Shares	—	(12,424,792)
Net realized gains on investments - Investor Shares	(7,529,268)	—
Net realized gains on investments - Institutional Shares	(60,656,217)	—

Total distributions to shareholders	(68,185,485)	(13,369,534)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	3,080,085	6,072,107
Sale of shares - Institutional Shares	36,696,635	78,683,060
Reinvestment of distributions - Investor Shares	7,412,852	934,871
Reinvestment of distributions - Institutional Shares	60,606,700	12,399,778
Redemption of shares - Investor Shares	(15,262,750)	(29,671,078)
Redemption of shares - Institutional Shares	(278,312,901)	(256,160,906)

Net decrease from capital share transactions	(185,779,379)	(187,742,168)

Total decrease in net assets	(200,414,309)	(114,774,388)

NET ASSETS - END OF YEAR	$290,544,042	$490,958,351

Distributions in excess of net investment income	$—	$(5,819,943)

See accompanying notes.		CRM Funds
39

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Mid Cap Value Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017
NET ASSETS - BEGINNING OF YEAR	$518,686,370	$594,582,861

OPERATIONS
Net investment income	3,729,489	3,410,467
Net realized gain from investments	61,513,476	85,283,650
Net change in unrealized appreciation/(depreciation) on investments	19,407,204	(4,536,386)

Net increase in net assets resulting from operations	84,650,169	84,157,731

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(2,607,178)	(26,153)
Net investment income - Institutional Shares	(3,898,163)	(394,582)
Net realized gains on investments - Investor Shares	(35,928,634)	(13,796,223)
Net realized gains on investments - Institutional Shares	(44,985,826)	(8,979,025)

Total distributions to shareholders	(87,419,801)	(23,195,983)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	34,631,732	38,892,985
Sale of shares - Institutional Shares	55,345,618	119,771,766
Reinvestment of distributions - Investor Shares	38,022,578	13,786,959
Reinvestment of distributions - Institutional Shares	45,055,446	8,587,050
Redemption of shares - Investor Shares	(57,683,787)	(213,273,460)
Redemption of shares - Institutional Shares	(75,936,681)	(104,623,539)

Net increase (decrease) from capital share transactions	39,434,906	(136,858,239)

Total increase (decrease) in net assets	36,665,274	(75,896,491)

NET ASSETS - END OF YEAR	$555,351,644	$518,686,370

Undistributed net investment income	$92,094	$3,069,233

See accompanying notes.		CRM Funds
40

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Large Cap Opportunity Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017
NET ASSETS - BEGINNING OF YEAR	$94,198,999	$72,969,987

OPERATIONS
Net investment income	837,956	818,786
Net realized gain from investments	8,911,922	7,826,777
Net change in unrealized appreciation/(depreciation) on investments	(713,756)	4,427,975

Net increase in net assets resulting from operations	9,036,122	13,073,538

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(56,804)	(84,202)
Net investment income - Institutional Shares	(567,334)	(767,078)
Net realized gains on investments - Investor Shares	(1,326,597)	(89,828)
Net realized gains on investments - Institutional Shares	(8,477,144)	(608,477)

Total distributions to shareholders	(10,427,879)	(1,549,585)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	481,717	365,574
Sale of shares - Institutional Shares	12,889,719	21,326,156
Reinvestment of distributions - Investor Shares	1,325,608	166,309
Reinvestment of distributions - Institutional Shares	2,126,773	300,612
Redemption of shares - Investor Shares	(5,871,441)	(1,148,981)
Redemption of shares - Institutional Shares	(21,990,857)	(11,304,611)

Net increase (decrease) from capital share transactions	(11,038,481)	9,705,059

Total increase (decrease) in net assets	(12,430,238)	21,229,012

NET ASSETS - END OF YEAR	$81,768,761	$94,198,999

Undistributed net investment income	$380,604	$204,429

See accompanying notes.		CRM Funds
41

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM All Cap Value Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017
NET ASSETS - BEGINNING OF YEAR	$22,409,645	$23,328,299

OPERATIONS
Net investment income	19,546	90,028
Net realized gain from investments	3,701,327	2,767,246
Net change in unrealized appreciation/(depreciation) on investments	(1,322,223)	643,395

Net increase in net assets resulting from operations	2,398,650	3,500,669

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	—	(70,732)
Net investment income - Institutional Shares	—	(23,644)
Net realized gains on investments - Investor Shares	(1,180,335)	(782,915)
Net realized gains on investments - Institutional Shares	(2,012,149)	(154,859)

Total distributions to shareholders	(3,192,484)	(1,032,150)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	98,425	1,754,066
Sale of shares - Institutional Shares	4,236,733	9,738,451
Reinvestment of distributions - Investor Shares	1,138,128	784,124
Reinvestment of distributions - Institutional Shares	1,770,278	168,192
Redemption of shares - Investor Shares	(4,942,232)	(15,556,325)
Redemption of shares - Institutional Shares	(5,141,592)	(275,681)

Net decrease from capital share transactions	(2,840,260)	(3,387,173)

Total decrease in net assets	(3,634,094)	(918,654)

NET ASSETS - END OF YEAR	$18,775,551	$22,409,645

Undistributed net investment income	$18,248	$—

See accompanying notes.		CRM Funds
42

CRM FUNDS

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This information should be read in conjunction with the financial statements and notes thereto.

	CRM Small Cap Value Fund — Investor Shares
	For the Years Ended June 30,
	2018	2017	2016	2015	2014
Net Asset Value — Beginning of Year	$18.06	$15.86	$19.98	$23.54	$21.94

Investment operations:
Net investment income (loss)[1]	0.09 [2]	(0.01)	0.08	— [3]	0.08
Net realized and unrealized gain (loss) on investments	1.87	3.54	(0.66)	1.32	4.43

Total from investment operations	1.96	3.53	(0.58)	1.32	4.51

Distributions to shareholders:
From net investment income	(0.09)	(0.08)	(0.03)	(0.07)	(0.04)
From net realized gains on investments	(2.78)	(1.25)	(3.51)	(4.81)	(2.87)

Total distributions to shareholders	(2.87)	(1.33)	(3.54)	(4.88)	(2.91)

Net Asset Value — End of Year	$17.15	$18.06	$15.86	$19.98	$23.54

Total Return	11.17%	22.28%	(2.13)%	7.14%	21.39%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.13%	1.15%	1.12%	1.09%	1.07%
Net investment income (loss)	0.52%[2]	(0.07)%	0.50%	0.02%	0.32%
Portfolio turnover rate	49%	91%	68%	83%	66%
Net Assets at the end of year (000’s omitted)	$76,779	$72,472	$61,529	$74,037	$81,948

[1]	Calculated using the average shares outstanding method.
[2]

For the year ended June 30, 2018, net investment income per share reflects special dividends which amounted to $0.13 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been (0.22)%.

[3]	Amount represents less than $0.005.

See accompanying notes.		CRM Funds
43

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Small Cap Value Fund — Institutional Shares
	For the Years Ended June 30,
	2018	2017	2016	2015	2014
Net Asset Value — Beginning of Year	$20.41	$17.78	$21.94	$25.37	$23.45

Investment operations:
Net investment income[1]	0.16 [2]	0.03	0.13	0.05	0.13
Net realized and unrealized gain (loss) on investments	2.11	3.97	(0.70)	1.45	4.75

Total from investment operations	2.27	4.00	(0.57)	1.50	4.88

Distributions to shareholders:
From net investment income	(0.13)	(0.12)	(0.08)	(0.12)	(0.09)
From net realized gains on investments	(2.78)	(1.25)	(3.51)	(4.81)	(2.87)

Total distributions to shareholders	(2.91)	(1.37)	(3.59)	(4.93)	(2.96)

Net Asset Value — End of Year	$19.77	$20.41	$17.78	$21.94	$25.37

Total Return	11.44%	22.51%	(1.89)%	7.39%	21.63%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.89%	0.91%	0.89%	0.86%	0.85%
Net investment income	0.77%[2]	0.19%	0.70%	0.22%	0.53%
Portfolio turnover rate	49%	91%	68%	83%	66%
Net Assets at the end of year (000’s omitted)	$283,762	$348,689	$376,688	$445,322	$707,921

[1]	Calculated using the average shares outstanding method.
[2]

For the year ended June 30, 2018, net investment income per share reflects special dividends which amounted to $0.15 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.01%.

See accompanying notes.		CRM Funds
44

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Small/Mid Cap Value Fund — Investor Shares
	For the Years Ended June 30,
	2018	2017	2016	2015	2014
Net Asset Value — Beginning of Year	$14.54	$12.81	$15.41	$18.66	$16.94

Investment operations:
Net investment income (loss)[1]	(0.01)	(0.01)	0.23 [2]	0.07	0.05
Net realized and unrealized gain (loss) on investments	2.15	2.04	(1.36)	0.26	3.94

Total from investment operations	2.14	2.03	(1.13)	0.33	3.99

Distributions to shareholders:
From net investment income	—	(0.30)	—	(0.10)	(0.02)
From net realized gains on investments	(3.59)	—	(1.47)	(3.48)	(2.25)

Total distributions to shareholders	(3.59)	(0.30)	(1.47)	(3.58)	(2.27)

Net Asset Value — End of Year	$13.09	$14.54	$12.81	$15.41	$18.66

Total Return	16.75%	15.87%	(6.91)%	3.16%	25.09%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.13%	1.14%	1.12%	1.08%	1.07%
Net investment income (loss)	(0.05)%	(0.05)%	1.75%[2]	0.39%	0.27%
Portfolio turnover rate	48%	76%	72%	82%	86%
Net Assets at the end of year (000’s omitted)	$29,116	$36,626	$53,393	$75,621	$274,988

[1]	Calculated using the average shares outstanding method.
[2]

For the year ended June 30, 2016, net investment income per share reflects special dividends which amounted to $0.19 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.24%.

See accompanying notes.		CRM Funds
45

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Small/Mid Cap Value Fund — Institutional Shares
	For the Years Ended June 30,
	2018	2017	2016	2015	2014
Net Asset Value — Beginning of Year	$14.80	$13.03	$15.62	$18.93	$17.16

Investment operations:
Net investment income[1]	0.02	0.02	0.25 [2]	0.13	0.09
Net realized and unrealized gain (loss) on investments	2.20	2.08	(1.37)	0.24	3.99

Total from investment operations	2.22	2.10	(1.12)	0.37	4.08

Distributions to shareholders:
From net investment income	—	(0.33)	—	(0.20)	(0.06)
From net realized gains on investments	(3.59)	—	(1.47)	(3.48)	(2.25)

Total distributions to shareholders	(3.59)	(0.33)	(1.47)	(3.68)	(2.31)

Net Asset Value — End of Year	$13.43	$14.80	$13.03	$15.62	$18.93

Total Return	17.03%	16.19%	(6.74)%	3.41%	25.34%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.91%	0.93%	0.90%	0.87%	0.85%
Net investment income	0.16%	0.13%	1.90%[2]	0.80%	0.49%
Portfolio turnover rate	48%	76%	72%	82%	86%
Net Assets at the end of year (000’s omitted)	$261,428	$454,332	$552,340	$819,957	$881,179

[1]	Calculated using the average shares outstanding method.
[2]

For the year ended June 30, 2016, net investment income per share reflects special dividends which amounted to $0.19 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.46%.

See accompanying notes.		CRM Funds
46

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Mid Cap Value Fund — Investor Shares
	For the Years Ended June 30,
	2018	2017	2016	2015	2014
Net Asset Value — Beginning of Year	$23.18	$20.80	$28.93	$35.61	$34.36

Investment operations:
Net investment income[1]	0.14 [2]	0.13	0.25 [3]	0.15	0.12
Net realized and unrealized gain (loss) on investments	3.57	3.12	(0.51)	1.31	7.12

Total from investment operations	3.71	3.25	(0.26)	1.46	7.24

Distributions to shareholders:
From net investment income	(0.29)	— [4]	(0.30)	(0.19)	(0.18)
From net realized gains on investments	(4.02)	(0.87)	(7.57)	(7.95)	(5.81)

Total distributions to shareholders	(4.31)	(0.87)	(7.87)	(8.14)	(5.99)

Net Asset Value — End of Year	$22.58	$23.18	$20.80	$28.93	$35.61

Total Return	17.80%	15.93%	1.43%	5.73%	22.95%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.11%	1.15%	1.13%	1.05%	1.03%
Net investment income	0.62%[2]	0.58%	1.11%[3]	0.49%	0.35%
Portfolio turnover rate	58%	74%	76%	105%	77%
Net Assets at the end of year (000’s omitted)	$243,062	$229,541	$357,232	$461,579	$654,431

[1]	Calculated using the average shares outstanding method.
[2]

For the year ended June 30, 2018, net investment income per share reflects special dividends which amounted to $0.13 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.04%.

[3]

For the year ended June 30, 2016, net investment income per share reflects special dividends which amounted to $0.20 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.21%.

[4]	Amount represents less than $0.005.

See accompanying notes.		CRM Funds
47

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Mid Cap Value Fund — Institutional Shares
	For the Years Ended June 30,
	2018	2017	2016	2015	2014
Net Asset Value — Beginning of Year	$23.96	$21.46	$29.60	$36.27	$34.90

Investment operations:
Net investment income[1]	0.19 [2]	0.15	0.39 [3]	0.22	0.21
Net realized and unrealized gain (loss) on investments	3.71	3.26	(0.60)	1.33	7.23

Total from investment operations	3.90	3.41	(0.21)	1.55	7.44

Distributions to shareholders:
From net investment income	(0.35)	(0.04)	(0.36)	(0.27)	(0.26)
From net realized gains on investments	(4.02)	(0.87)	(7.57)	(7.95)	(5.81)

Total distributions to shareholders	(4.37)	(0.91)	(7.93)	(8.22)	(6.07)

Net Asset Value — End of Year	$23.49	$23.96	$21.46	$29.60	$36.27

Total Return	18.04%	16.19%	1.61%	5.91%	23.22%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.91%	0.94%	0.95%	0.85%	0.81%
Net investment income	0.82%[2]	0.63%	1.60%[3]	0.70%	0.57%
Portfolio turnover rate	58%	74%	76%	105%	77%
Net Assets at the end of year (000’s omitted)	$312,290	$289,145	$237,351	$736,171	$1,856,591

[1]	Calculated using the average shares outstanding method.
[2]

For the year ended June 30, 2018, net investment income per share reflects special dividends which amounted to $0.13 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.24%.

[3]

For the year ended June 30, 2016, net investment income per share reflects special dividends which amounted to $0.28 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.43%.

See accompanying notes.		CRM Funds
48

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Large Cap Opportunity Fund — Investor Shares
	For the Years Ended June 30,
	2018	2017	2016	2015	2014
Net Asset Value — Beginning of Year	$9.77	$8.56	$9.48	$12.23	$12.27

Investment operations:
Net investment income[1]	0.07	0.07	0.05	0.02	0.07
Net realized and unrealized gain (loss) on investments	0.86	1.28	(0.21)	0.78	2.28

Total from investment operations	0.93	1.35	(0.16)	0.80	2.35

Distributions to shareholders:
From net investment income	(0.04)	(0.07)	(0.01)	(0.06)	(0.15)
From net realized gains on investments	(1.05)	(0.07)	(0.75)	(3.49)	(2.24)

Total distributions to shareholders	(1.09)	(0.14)	(0.76)	(3.55)	(2.39)

Net Asset Value — End of Year	$9.61	$9.77	$8.56	$9.48	$12.23

Total Return	9.78%	15.79%	(1.47)%	8.42%	21.24%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	0.90%	1.13%	1.15%	1.15%	1.15%
Expenses, excluding waiver/reimbursement	1.04%	1.24%	1.33%	1.42%	1.35%
Net investment income, including waiver/reimbursement	0.67%	0.68%	0.58%	0.20%	0.54%
Portfolio turnover rate	79%	111%	121%	132%	89%
Net Assets at the end of year (000’s omitted)	$8,635	$12,872	$11,906	$12,604	$15,858

[1]	Calculated using the average shares outstanding method.

See accompanying notes.		CRM Funds
49

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Large Cap Opportunity Fund — Institutional Shares
	For the Years Ended June 30,
	2018	2017	2016	2015	2014
Net Asset Value — Beginning of Year	$9.79	$8.58	$9.50	$12.25	$12.30

Investment operations:
Net investment income[1]	0.10	0.09	0.07	0.05	0.10
Net realized and unrealized gain (loss) on investments	0.86	1.28	(0.20)	0.78	2.28

Total from investment operations	0.96	1.37	(0.13)	0.83	2.38

Distributions to shareholders:
From net investment income	(0.07)	(0.09)	(0.04)	(0.09)	(0.19)
From net realized gains on investments	(1.05)	(0.07)	(0.75)	(3.49)	(2.24)

Total distributions to shareholders	(1.12)	(0.16)	(0.79)	(3.58)	(2.43)

Net Asset Value — End of Year	$9.63	$9.79	$8.58	$9.50	$12.25

Total Return	10.03%	16.04%	(1.18)%	8.69%	21.52%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	0.65%	0.88%	0.90%	0.90%	0.90%
Expenses, excluding waiver/reimbursement	0.79%	0.99%	1.04%	1.17%	1.10%
Net investment income, including waiver/reimbursement	0.95%	0.95%	0.87%	0.45%	0.78%
Portfolio turnover rate	79%	111%	121%	132%	89%
Net Assets at the end of year (000’s omitted)	$73,134	$81,327	$61,064	$21,012	$25,861

[1]	Calculated using the average shares outstanding method.

See accompanying notes.		CRM Funds
50

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM All Cap Value Fund — Investor Shares
	For the Years Ended June 30,
	2018	2017	2016	2015	2014
Net Asset Value — Beginning of Year	$9.28	$8.32	$10.72	$12.99	$11.88

Investment operations:
Net investment income (loss)[1]	(0.01)	0.03	0.06	(0.01)	0.02
Net realized and unrealized gain (loss) on investments	1.00	1.32	(0.08)	0.51	2.23

Total from investment operations	0.99	1.35	(0.02)	0.50	2.25

Distributions to shareholders:
From net investment income	—	(0.03)	(0.07)	(0.02)	(0.03)
From net realized gains on investments	(1.46)	(0.36)	(2.31)	(2.75)	(1.11)

Total distributions to shareholders	(1.46)	(0.39)	(2.38)	(2.77)	(1.14)

Net Asset Value — End of Year	$8.81	$9.28	$8.32	$10.72	$12.99

Total Return	11.20%	16.66%	0.87%	5.48%	19.87%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.50%	1.50%	1.50%	1.50%	1.45%
Expenses, excluding waiver/reimbursement	1.93%	1.95%	1.76%	1.59%	1.45%
Net investment income (loss), including waiver/reimbursement	(0.07)%	0.36%	0.72%	(0.08)%	0.18%
Portfolio turnover rate	72%	91%	91%	97%	76%
Net Assets at the end of year (000’s omitted)	$4,694	$8,735	$19,708	$23,367	$41,279

[1]	Calculated using the average shares outstanding method.

See accompanying notes.		CRM Funds
51

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM All Cap Value Fund — Institutional Shares
	For the Years Ended June 30,
	2018	2017	2016	2015	2014
Net Asset Value — Beginning of Year	$9.40	$8.44	$10.84	$13.10	$11.97

Investment operations:
Net investment income[1]	0.01	0.05	0.10	0.02	0.06
Net realized and unrealized gain (loss) on investments	1.03	1.33	(0.10)	0.53	2.24

Total from investment operations	1.04	1.38	—	0.55	2.30

Distributions to shareholders:
From net investment income	—	(0.06)	(0.09)	(0.06)	(0.06)
From net realized gains on investments	(1.46)	(0.36)	(2.31)	(2.75)	(1.11)

Total distributions to shareholders	(1.46)	(0.42)	(2.40)	(2.81)	(1.17)

Net Asset Value — End of Year	$8.98	$9.40	$8.44	$10.84	$13.10

Total Return	11.63%	16.71%	1.21%	5.82%	20.16%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.25%	1.25%	1.25%	1.25%	1.18%
Expenses, excluding waiver/reimbursement	1.68%	1.73%	1.51%	1.35%	1.18%
Net investment income, including waiver/reimbursement	0.18%	0.53%	1.10%	0.17%	0.43%
Portfolio turnover rate	72%	91%	91%	97%	76%
Net Assets at the end of year (000’s omitted)	$14,082	$13,675	$3,620	$6,316	$8,002

[1]	Calculated using the average shares outstanding method.

See accompanying notes.		CRM Funds
52

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NOTES TO FINANCIAL STATEMENTS — June 30, 2018

1.

Description of the Funds. CRM Small Cap Value Fund (“Small Cap Value Fund”), CRM Small/Mid Cap Value Fund (“Small/Mid Cap Value Fund”), CRM Mid Cap Value Fund (“Mid Cap Value Fund”), CRM Large Cap Opportunity Fund (“Large Cap Opportunity Fund”) and CRM All Cap Value Fund (“All Cap Value Fund”) (each, a “Fund” and collectively, the “Funds”) are series of the CRM Mutual Fund Trust (the “Trust”). The Trust consists of 6 funds, 5 of which are presented herein. The remaining fund is presented in a separate report. A shareholder of one series is not deemed to be a shareholder of any other series. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and was organized as a Delaware statutory trust on March 30, 2005.

Each Fund offers Investor and Institutional Shares. Each class has different minimum investment requirements, fees and expenses. All classes of shares have identical voting, dividend and liquidation rights. Institutional Shares are offered only to those investors who invest in a Fund through an intermediary (i.e. broker) or through a consultant and who invest $1,000,000 or more or where related accounts total $1,000,000 or more when combined. Investor Shares are available to all investors and are subject to a shareholder servicing fee.

2.

Significant Accounting Policies. The Funds’ financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Funds are investment companies and follow the accounting and reporting requirements for investment companies under Financial Accounting Standards Board (“FASB”), Accounting Standards Codification Topic 946, in accordance with FASB Accounting Standards Update 2013-08. The following is a summary of the significant accounting policies of the Funds:

Security Valuation. The Funds value their investment securities based on current market values when such values are available. These prices normally are supplied by a pricing service.

In valuing a Fund’s investment securities, a security listed on the New York Stock Exchange (the “Exchange”) (and not subject to restrictions against sale by the Fund on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Securities that are quoted on the NASDAQ Stock Market, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the stock market system, but not listed on the national market system, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost, provided such amount approximates fair value. A Fund’s currency valuations, if any, are also valued at the close of regular trading on the Exchange. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees of the Trust (the “Board” or “Trustees”). In addition, the Funds may use

CRM Funds
53

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NOTES TO FINANCIAL STATEMENTS — June 30, 2018 (Continued)

fair value methodologies if it is determined that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value (“NAV”) is calculated and that may materially affect the value of the security. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before a Fund prices its shares. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. In addition, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to profit at the expense of long-term investors. Valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on readily available market quotations. A Fund, when using fair value methodologies to price securities, may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security.

The Funds disclose the value of their investments in a hierarchy based on the inputs used to value the investments. The disclosure hierarchy consists of three broad levels:

• Level 1 —	quoted prices in active markets for identical securities

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. In addition, foreign securities may require revised valuations if the values of the securities are materially affected by events occurring after the close of the market on which they are valued, but before a Fund prices its shares. As investments whose values are classified as Level 2 prices may include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

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NOTES TO FINANCIAL STATEMENTS — June 30, 2018 (Continued)

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for comparable companies or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the Funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any inputs both individually and in the aggregate that is significant to the fair value measurement. The Fund’s policy is to recognize transfers among levels as of the beginning of the reporting period. A summary of the inputs used to value the Funds’ investments as of June 30, 2018 is included with each Fund’s Schedule of Investments.

Foreign Currency Translations. The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of those investments. Such fluctuations are included with the net realized and unrealized gain or loss from investments that are disclosed within each Fund’s statement of operations, as applicable.

Federal Income Taxes. Each Fund is treated as a separate entity for federal income tax purposes and intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision has been made.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each of the Fund’s tax positions and has concluded that no provision for U.S. income tax is required in each of the Fund’s financial statements. Each of the Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. On an ongoing basis, management monitors the Funds’ tax positions to determine if any adjustments to its conclusions are necessary.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year ended June 30, 2018, the Funds did not incur any interest or penalties.

CRM Funds
55

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NOTES TO FINANCIAL STATEMENTS — June 30, 2018 (Continued)

Security Transactions and Investment Income. Investment security transactions are accounted for on a trade date basis for financial reporting purposes. Each Fund uses the specific identification method for determining realized gains and losses on investments for both financial and federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of the distributions by the issuer or management estimate. The Funds record expenses as incurred. Common expenses of the Trust are allocated on a pro-rata basis amongst the series of the Trust based on relative net assets.

The Funds’ investments in certain countries are subjected to additional capital gain taxes. Such taxes are due upon sale of individual securities. The Funds accrue for taxes on the capital gains throughout the holding period based on the unrealized gain of the underlying securities as applicable. There were no capital gains taxes for the year ended June 30, 2018 in the Funds.

Class Accounting. In calculating the NAV per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Repurchase Agreements. Each Fund may, through its custodian, receive delivery of the underlying securities used to collateralize repurchase agreements, the market value of which is required to be in an amount at least equal to 101% of the resale price. The Funds’ investment adviser is responsible for determining that the market value of these underlying securities is maintained at all times at a level at least equal to 101% of the resale price. In event of default of the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

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NOTES TO FINANCIAL STATEMENTS — June 30, 2018 (Continued)

At June 30, 2018, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

	Repurchase Agreements	Fair Value of Non-cash Collateral Received[1]	Cash Collateral Received	Net Amount[2]
Small Cap Value Fund
Bank of Montreal	$483,894	$483,894	$—	$—
HSBC Securities USA, Inc.	2,300,987	2,300,987	—	—
Natwest Markets PLC	2,300,987	2,300,987	—	—
NBC Global Finance Ltd.	2,300,987	2,300,987	—	—
Nomura Securities Int’l, Inc.	2,300,987	2,300,987	—	—

	$9,687,842	$9,687,842	$—	$—

Small/Mid Cap Value Fund
Bank of Montreal	$340,776	$340,776	$—	$—
HSBC Securities USA, Inc.	1,620,217	1,620,217	—	—
Natwest Markets PLC	1,620,217	1,620,217	—	—
NBC Global Finance Ltd.	1,620,217	1,620,217	—	—
Nomura Securities Int’l, Inc.	1,620,217	1,620,217	—	—

	$6,821,644	$6,821,644	$—	$—

Mid Cap Value Fund
Bank of Montreal	$653,458	$653,458	$—	$—
HSBC Securities USA, Inc.	3,107,233	3,107,233	—	—
Natwest Markets PLC	3,107,233	3,107,233	—	—
NBC Global Finance Ltd.	3,107,233	3,107,233	—	—
Nomura Securities Int’l, Inc.	3,107,233	3,107,233	—	—

	$13,082,390	$13,082,390	$—	$—

All Cap Value Fund
NBC Global Finance Ltd.	$737,829	$737,829	$—	$—

[1]

The value of collateral shown in the table does not reflect value that exceeds the value of the repurchase agreement. Collateral with a value of $9,881,660, $6,958,121, $13,344,121 and $752,588, respectively, has been received in connection with open repurchase agreements.

[2]	Net exposure represents the receivable (payable) that would be due to (from) the counterparty in an event of default.

Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, will be declared and paid annually.

Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

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NOTES TO FINANCIAL STATEMENTS — June 30, 2018 (Continued)

3.

Advisory Fees and Other Transactions with Affiliates. Cramer Rosenthal McGlynn, LLC (“CRM”) serves as investment adviser to the Funds. CRM receives an advisory fee from Small Cap Value Fund, Small/Mid Cap Value Fund, and Mid Cap Value Fund of 0.75% of each Fund’s first $1 billion of average daily net assets; 0.70% of each Fund’s next $1 billion of average daily net assets; and 0.65% of each Fund’s average daily net assets in excess of $2 billion. For its advisory services to Large Cap Opportunity Fund, CRM receives 0.55% of the Fund’s average daily net assets. For its advisory services to All Cap Value Fund, CRM receives 0.95% for the first $1 billion of average daily net assets; 0.90% of the next $1 billion of average daily net assets; and 0.85% in excess of $2 billion of average daily net assets.

CRM has contractually agreed to waive its fees and reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions, acquired fund fees and expenses and interest) (i) with respect to each of Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund, and All Cap Value Fund, in an amount that will limit annual operating expenses to not more than 1.50% and 1.25% of average daily net assets for the Investor Shares and Institutional Shares, respectively. These undertakings will remain in place until November 1, 2018. CRM has contractually agreed to waive its fees and reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions, acquired fund fees and expenses and interest) with respect to Large Cap Opportunity Fund in an amount that will limit annual operating expenses to not more than 0.90% and 0.65% of average daily net assets for Investor Shares and Institutional Shares, respectively. This undertaking will remain in place until November 1, 2018.

CRM provides compliance services to the Trust. The Chief Compliance Officer (“CCO”) is an employee of CRM. The Trust reimburses CRM for the portion of his salary allocated to his duties as the CCO of the Trust at a rate of $75,000 per year which is allocated on a pro-rata basis amongst the series of the Trust based on relative net assets.

Compensation of Trustees and Officers. Except for the CCO of the Funds, trustees and officers of the Funds who are interested persons of CRM, as defined in the 1940 Act, receive no compensation from the Funds.

Trustees of the Funds who are not interested persons of CRM, as defined in the 1940 Act (each an “Independent Trustee”), receive compensation and reimbursement of expenses. Each Independent Trustee receives aggregate annual compensation from the Trust at an annual rate of $75,000 which is allocated on a pro-rata basis amongst the series of the Trust based on relative net assets. Under a Deferred Compensation Plan (the “Plan”) adopted August 12, 2005, an Independent Trustee may elect to defer receipt of all, or a portion, of his annual compensation. If an Independent Trustee opts for deferral, then the deferred amounts are credited to an Independent Trustee’s deferral account and invested and reinvested in Institutional Shares of one or more of the Funds in the series of the Trust until such amounts are distributed in accordance with the Plan. No Independent Trustee deferred their compensation earned for the year ended June 30, 2018. Trustees’ fees reflected in the accompanying financial statements include total compensation earned, which were paid in cash. Each trustee serves during the continued lifetime of the Funds, or the earlier of when his or her successor is elected or qualified, the officer dies, resigns, is removed or becomes disqualified.

Shareholder Servicing Fees. The Board has adopted a Shareholder Servicing Plan which allows each Fund to obtain, for its Investor Shares, the services of CRM and other qualified financial institutions to act as shareholder servicing agents for its shareholders. Under the Shareholder Servicing Plan, each Fund may pay shareholder

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NOTES TO FINANCIAL STATEMENTS — June 30, 2018 (Continued)

servicing agents, including CRM, monthly fees at an annual rate not to exceed 0.25% of the Fund’s average daily net assets attributable to its Investor Shares.

Sub-Transfer Agent Fees. Institutional Shares of each Fund are sold through certain intermediaries that provide accounting, recordkeeping, and/or other services to shareholders. The Board of Trustees has approved payment of the fees charged by these intermediaries for providing these sub-transfer agency services from the assets of the Institutional Shares of each Fund provided these fees do not exceed the charges the Fund would bear for these services if they were provided directly by the Funds’ transfer agent. CRM, as the Funds’ agent, remits these payments to the intermediaries. In some cases, where the sub-transfer agency fees of an intermediary are greater than the amounts paid to CRM by the Funds for that intermediary, CRM will pay the balance of those fees itself.

4.	Investment Securities Transactions. The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the year ended June 30, 2018, were as follows:

	Purchases	Sales
Small Cap Value Fund	$205,936,507	$214,662,073
Small/Mid Cap Value Fund	160,505,217	377,084,877
Mid Cap Value Fund	286,190,294	342,120,644
Large Cap Opportunity Fund	70,612,281	89,910,854
All Cap Value Fund	14,480,155	20,587,783

5.

Securities Lending Agreement. The Funds may lend their securities pursuant to a securities lending agreement (“Lending Agreement”) with The Bank of New York Mellon. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 102% of the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Cash collateral received, pursuant to investment guidelines established by the Funds and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. The Bank of New York Mellon and the lender retain a portion of the earnings from the collateral investments, with the remainder being retained by the Fund. The Funds record securities lending income net of such allocations. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, The Bank of New York Mellon has agreed to pay the amount of the shortfall to the Funds, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by The Bank of New York Mellon, realization and/or retention of the collateral may be subject to legal proceedings.

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NOTES TO FINANCIAL STATEMENTS — June 30, 2018 (Continued)

  At June 30, 2018, the following Funds had securities on loan:

	Market Value	Cash Collateral
Small Cap Value Fund	$9,407,000	$9,687,842
Small/Mid Cap Value Fund*	6,732,951	6,821,644
Mid Cap Value Fund*	12,866,397	13,082,390
All Cap Value Fund*	731,654	737,829

*

Additional cash collateral in the amount of $45,972, $72,439 and $9,793 was received for Small/Mid Cap Value Fund, Mid Cap Value Fund and All Cap Value Fund, respectively, on July 2, 2018 to satisfy the 102% cash collateral requirement.

6.	Capital Share Transactions. Transactions in shares of capital stock for the year ended June 30, 2018 and the year ended June 30, 2017 were as follows:

	For the Year		For the Year
	Ended June 30, 2018		Ended June 30, 2017
	Investor	Institutional	Investor	Institutional
	Shares	Shares	Shares	Shares
Small Cap Value Fund
Sold	646,813	2,461,668	480,447	2,315,492
Issued on reinvestment of distributions	614,287	2,372,198	261,516	1,073,996
Redeemed	(796,918)	(7,564,065)	(607,457)	(7,494,865)

Net increase (decrease)	464,182	(2,730,199)	134,506	(4,105,377)

Small/Mid Cap Value Fund
Sold	221,402	2,658,437	439,654	5,560,945
Issued on reinvestment of distributions	612,633	4,887,637	65,697	857,523
Redeemed	(1,129,230)	(18,781,100)	(2,155,719)	(18,104,702)

Net decrease	(295,195)	(11,235,026)	(1,650,368)	(11,686,234)

Mid Cap Value Fund
Sold	1,580,361	2,395,714	1,799,165	5,198,056
Issued on reinvestment of distributions	1,843,966	2,102,447	636,812	384,302
Redeemed	(2,562,951)	(3,273,884)	(9,709,126)	(4,572,170)

Net increase (decrease)	861,376	1,224,277	(7,273,149)	1,010,188

Large Cap Opportunity Fund
Sold	50,345	1,351,095	38,437	2,356,999
Issued on reinvestment of distributions	140,573	225,294	17,825	32,185
Redeemed	(610,115)	(2,289,790)	(128,448)	(1,196,405)

Net increase (decrease)	(419,197)	(713,401)	(72,186)	1,192,779

All Cap Value Fund
Sold	11,241	475,203	202,042	1,036,804
Issued on reinvestment of distributions	133,740	204,656	90,860	19,244
Redeemed	(553,534)	(566,265)	(1,719,244)	(30,497)

Net increase (decrease)	(408,553)	113,594	(1,426,342)	1,025,551

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NOTES TO FINANCIAL STATEMENTS — June 30, 2018 (Continued)

7.

Federal Tax Information. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Additionally, net short-term realized gains are treated as “ordinary income” for tax purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

At June 30, 2018, the following reclassifications were made within the capital accounts to reflect permanent differences relating to the utilization of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividend paid deduction for income tax purposes and in-kind redemption gains and losses.

	Paid-in-capital	Undistributed net investment income (loss)	Accumulated net realized gain (loss) on investments
Small Cap Value Fund	$6,411,928	$—	$(6,411,928)
Small/Mid Cap Value Fund	13,124,490	5,335,791	(18,460,281)
Mid Cap Value Fund	3,386,496	(201,287)	(3,185,209)
Large Cap Opportunity Fund	440,846	(37,643)	(403,203)
All Cap Value Fund	241,443	(1,298)	(240,145)

The tax character of distributions paid during the year ended June 30, 2018 and the year ended June 30, 2017 was as follows:

	Small Cap Value Fund	Small/Mid Cap Value Fund	Mid Cap Value Fund	Large Cap Opportunity Fund	All Cap Value Fund

For the Year Ended June 30, 2018
Ordinary income	$30,585,652	$—	$11,380,610	$6,625,220	$737,723
Long-term capital gains	29,829,032	68,185,485	76,039,191	3,802,659	2,454,761

Total distributions	$60,414,684	$68,185,485	$87,419,801	$10,427,879	$3,192,484

For the Year Ended June 30, 2017
Ordinary income	$5,042,372	$13,369,534	$719,289	$1,415,595	$94,376
Long-term capital gains	23,046,854	—	22,476,694	133,990	937,774

Total distributions	$28,089,226	$13,369,534	$23,195,983	$1,549,585	$1,032,150

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NOTES TO FINANCIAL STATEMENTS — June 30, 2018 (Continued)

The components of accumulated earnings (deficit) on a tax basis as of June 30, 2018 were as follows:

	Undistributed ordinary income	Undistributed long-term capital gains	Qualified late year loss deferrals†	Net unrealized appreciation on investments and foreign currency	Total accumulated earnings (deficit)
Small Cap
Value Fund	$8,876,326	$15,221,427	$—	$73,256,004	$97,353,757
Small/Mid Cap
Value Fund	9,593,887	16,472,074	—	66,297,159	92,363,120
Mid Cap
Value Fund	12,310,268	16,970,851	—	102,829,956	132,111,075
Large Cap
Opportunity Fund	1,960,835	3,041,941	—	8,582,367	13,585,143
All Cap
Value Fund	289,564	1,739,227	—	2,222,426	4,251,217

†

Under federal tax law, qualified late year ordinary and capital losses realized after December 31 and October 31, respectively, may be deferred and treated as occurring on the first day of the following fiscal year.

The difference between book basis and tax basis components of accumulated earnings (deficit) is primarily attributable to tax deferral of wash sales and investments in publicly traded partnerships.

The total cost of investments and net unrealized appreciation or depreciation for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, and related gross unrealized appreciation and depreciation of securities held by the Funds as of June 30, 2018 were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation on Investments
Small Cap Value Fund	$298,409,029	$84,682,487	$(11,426,483)	$73,256,004
Small/Mid Cap Value Fund	234,667,523	75,805,040	(9,507,881)	66,297,159
Mid Cap Value Fund	468,992,627	125,641,863	(22,811,907)	102,829,956
Large Cap Opportunity Fund	73,714,843	12,447,895	(3,865,528)	8,582,367
All Cap Value Fund	17,358,806	3,162,675	(940,249)	2,222,426

8.

Contractual Obligations. The Funds enter into contracts in the normal course of business that contain a variety of indemnification obligations. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of liability for indemnity claims to be remote.

9.

Temporary Borrowing. The Funds participate in a $25 million revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions by shareholders. This line of credit agreement is with the Bank of New York Mellon. The Funds are charged an annual commitment fee, which is allocated across the Funds on the basis of each Fund’s allocation of the entire facility. Each Fund may borrow up to one third of its net assets under the agreement (subject to a maximum of $25 million), except that if a Fund has net assets of less than $100 million, such Fund may borrow up to a maximum of 20% of its net assets. The Funds are charged an annual commitment fee of 0.21%, plus an upfront fee of

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NOTES TO FINANCIAL STATEMENTS — June 30, 2018 (Concluded)

0.03%, which is allocated proportionately to each Fund’s borrowing capabilities. For a Fund that utilizes the revolving line of credit, interest will be charged at a rate of 1.25% plus a negotiated alternative base rate, or overnight rate, depending upon the type of loan. The line of credit is scheduled to expire on October 5, 2018. The Funds had no amounts outstanding as of June 30, 2018 or at any time during the year then ended.

10.

Redemptions-In-Kind. During the year ended June 30, 2018, CRM Small Cap Value Fund realized $7,648,782 of net gains and CRM Small/Mid Cap Value Fund realized $2,462,593 of net gains resulting from redemptions-in-kind in which a shareholder redeemed fund shares for securities held by each Fund rather than for cash. The gains are not distributed to the remaining shareholders and they have been reclassified from accumulated net realized gains (loss) to paid-in capital on shares of beneficial interest.

11.

Subsequent Events. Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events that required recognition or disclosure in the financial statements.

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CRM FUNDS

REPORT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund, CRM Large Cap Opportunity Fund and CRM All Cap Value Fund and the Board of Trustees of CRM Mutual Fund Trust.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund, CRM Large Cap Opportunity Fund and CRM All Cap Value Fund (collectively referred to as the “Funds”) (five of the funds constituting CRM Mutual Fund Trust (the “Trust”)), including the schedules of investments, as of June 30, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (five of the funds constituting the CRM Mutual Fund Trust) at June 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included

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REPORT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more CRM Funds’ investment companies since 1996.

Philadelphia, Pennsylvania

August 27, 2018

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CRM FUNDS

TAX INFORMATION (Unaudited)

For the fiscal year ended June 30, 2018, certain dividends may be subject to a maximum tax rate of 20%. For individual shareholders, a percentage of the ordinary income dividends (dividends from net investment income and short-term capital gains, if any) from the Funds qualifies for a maximum tax rate of 20%. Complete information is computed and reported in conjunction with your Form 1099-DIV.

For corporate shareholders, a percentage of the ordinary income dividends from the Funds qualify for the dividends-received deduction.

The percentages of ordinary income dividends which qualify for the maximum tax rate of 20% (“Qualified Dividends”) and the dividends-received deduction are as follows:

	Qualified Dividends	Dividends Received Deduction
Small Cap Value Fund	18.81%	18.33%
Small/Mid Cap Value Fund	—	—
Mid Cap Value Fund	54.33%	53.61%
Large Cap Opportunity Fund	28.25%	22.48%
All Cap Value Fund	57.85%	42.04%

In January 2019, shareholders of the Funds will receive Federal income tax information on all distributions paid to their accounts in calendar year 2018, including any distributions paid between July 1, 2018 and December 31, 2018.

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CRM FUNDS

TRUSTEES AND OFFICERS

INDEPENDENT TRUSTEES

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served#	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
F. GREGORY AHERN, 66	Trustee	Since June 2017.	Advisory Director, Sard Verbinnen (from January 2017-present); Chief of Public Communications, Financial Industry Regulatory Authority (from 2012-2016).	6	Chairman of Board, Yale New Haven Westerly Hospital Foundation (since 2005).

LOUIS FERRANTE, CFA, CPA, 59	Trustee	Since June 2005.	Private Investor (from August 2007- present).	6	None

RODNEY P. WOOD, 58	Trustee	Since June 2017.	President, Detroit Lions, Inc. (since 2015); President, Ford Estates, LLC (2007-2015).	6	Director, Silver Lake Advisers (since 2007); Director, Velvel Group (since 2013).

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CRM FUNDS

TRUSTEES AND OFFICERS (Concluded)

OFFICERS

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served#	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
MICHELLE KAUFMANN, CPA, 44	Treasurer and Principal Financial Officer	Since July 2018.	Vice President and Controller, CRM (since 2013).	N/A	N/A

RONALD H. MCGLYNN, 75	President and Chief Executive Officer	Since June 2005.	Chairman, CRM (since 2005), Chief Executive Officer (1998 - 2011), President and Chief Executive Officer, Cramer Rosenthal McGlynn, Inc. (investment management) (since 1996), CRM Investors, Inc. (investment management) (since 1990), and CRM Alternatives, Inc. (investment management) (since 2001).	N/A	N/A

STEVEN A. YADEGARI, ESQ., 45	Secretary, Chief Legal Officer and Chief Compliance Officer	Since August 2005.	Executive Vice President (since 2012), Senior Vice President (2008 - 2011), Chief Legal Officer and Chief Compliance Officer, CRM (since August 2005), Chief Operating Officer, CRM (since 2015).	N/A	N/A

#	Serves during the continued lifetime of the Funds or until he/she earlier dies, resigns or is removed, or if sooner, until the election and qualification of his successor.

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CRM FUNDS

OTHER INFORMATION (Unaudited)

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year (quarters ended September 30 and March 31) on Form N-Q. The Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Trust used to determine how to vote proxies relating to securities held in the Trust’s portfolios is available, without charge and upon request, by calling 800-CRM-2883 and on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge and upon request by calling 800-CRM-2883, and on the SEC’s website listed above.

Statement of Additional Information

The Statement of Additional Information (“SAI”) for the Fund includes additional information about the Trustees and is available upon request, without charge, by calling 800-CRM-2883 or by visiting the Funds’ website at http://www.crmfunds.com.

Privacy Notice

(THIS PRIVACY NOTICE IS BEING DELIVERED WITH THE FUNDS’ SHAREHOLDER REPORT BUT IS NOT DEEMED TO BE A PART OF THE FUNDS’ SHAREHOLDER REPORT)

Set forth below is the policy of CRM Mutual Fund Trust (the “Trust”) concerning the collection and disclosure of non-public personal information regarding investors and prospective investors in the CRM Funds (the “Fund”) who are individuals investing for personal, family, or household purposes. The words “we” and “us” refers to the Trust and the Fund. The words “you” and “your” refers to investors and prospective investors in the Fund who are covered by this policy.

We use administrators, investment managers, custodians, transfer agents, securities brokers, and other third party businesses to conduct many aspects of our business, including processing initial investments, additional investments, redemptions, share transfers, and other transactions that you request. We refer to these third parties below as our “Service Agents.”

As we work together to achieve your investment goals, we will often share with our Service Agents personal and financial information, including, for example, your name, address and telephone number, your e-mail address, your purchases and redemptions of shares of the Funds, your banking arrangements, information on your family members, and your social security number. Our Service Agents may also receive these types of information from other firms that assist us in conducting our business. This information is collected in order to properly handle your account.

To protect the security of your personal and financial information, our Service Agents maintain physical, electronic, and procedural safeguards that meet the standards of applicable laws and regulations.

We may, and we may authorize our Service Agents to, use your personal and financial information and share it

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CRM FUNDS

OTHER INFORMATION (Unaudited) (Concluded)

with us, other Service Agents, and affiliates of Service Agents in order to provide you with investment services, improve our services, make our procedures more efficient, implement security measures, and fight fraud.

We will not sell your personal and financial information to any outside party. We obtain from our Service Agents confidentiality agreements that prohibit them from selling or improperly using your personal or financial information.

On occasion, we and our Service Agents may be required to provide information about you and your transactions to governmental agencies, self-regulatory organizations, industry associations and similar bodies in order to fulfill legal and regulatory requirements. In addition, federal, state, and foreign laws give people involved in lawsuits and other legal proceedings the right under certain circumstances to obtain information from us and our Service Agents, including your personal and financial information. We and our Service Agents may make other disclosures to non-affiliated third parties as permitted by law.

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DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM

In order for CRM to remain the Funds’ investment adviser, the Trustees Committee and Board of Trustees of the Trust (the “Board”) must determine annually whether to renew the Investment Advisory Agreement between the Trust and CRM with respect to the Funds. The Board evaluates CRM’s services, performance, personnel, profitability, risk management, compliance programs and other relevant factors throughout the year. In addition, in connection with its review of the Investment Advisory Agreement the Board reviewed and considered the materials provided by CRM at meetings held in May of 2018.

The materials and information reviewed and considered by the Board in connection with its review of the Investment Advisory Agreement included, among other items: (1) a memorandum from counsel setting forth the Board’s fiduciary duties under the 1940 Act and state law and the factors the Board should consider in its evaluation of the Investment Advisory Agreement; and (2) a report prepared for the Independent Trustees of the Trust by Management Practice, Inc. (“MPI”), an independent third party consultant, comparing each Fund’s investment performance to the performance of the Fund’s benchmark index and other mutual funds, and comparing each Fund’s investment advisory fee and net expenses to those of other mutual funds. The Board also discussed and considered, with the assistance of independent counsel, reports of and presentations by CRM that described: (i) the nature, extent and quality of CRM’s services provided to the Funds; (ii) the experience and qualifications of the personnel providing those services; (iii) CRM’s investment philosophies and processes; (iv) CRM’s assets under management; (v) CRM’s “soft” dollar commission and trade allocation policies, including information on the types of research and services obtained with “soft” dollar commissions; (vi) the investment advisory fees charged by CRM to the Funds as compared with the fees charged by CRM to other advisory accounts with similar investment objectives and strategies managed by CRM; (vii) CRM’s compliance and risk management procedures; and (viii) an analysis of the profits of CRM related to its services to the Funds. The Board also considered information related to the Funds provided at quarterly Board meetings and otherwise received throughout the year.

At the meeting held on May 7, 2018, the Board, including all of the Independent Trustees voting separately, approved the continuance and renewal of the Investment Advisory Agreement for another year with respect to each Fund.

In considering the continuance and renewal of the Investment Advisory Agreement, the Board considered the following factors, none of which was determinative or controlling, and reached the following conclusions:

Nature, Extent and Quality of Services Provided

The Board examined the nature, extent and quality of services provided by CRM to the Funds, and the quality, size and experience of CRM’s professional portfolio management team.

The Board considered CRM’s investment approach and research process, including CRM’s capabilities and experience in the development and implementation of its value-oriented investment process. The Board also considered CRM’s compliance programs and compliance record, risk management philosophy, policies and procedures, marketing strategies, process for trade execution, CRM’s personnel and the Board’s dealings with CRM. Based on the foregoing, the Board determined that it was satisfied with the nature, extent and quality of the services provided by CRM to the Funds.

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DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM (Continued)

Performance Information

In reaching its conclusions, the Board considered the investment performance of each Fund.

The Board considered CRM’s focus on achieving long-term performance in a manner consistent with each Fund’s investment objective and investment strategies, as well as CRM’s value-oriented, research driven investment philosophy. The Board also considered CRM’s approach to investment risk and commitment to maintain each Fund’s focus on its target market segment even when that segment may be out of favor, and noted that this distinguished CRM from some other investment managers that may accept higher levels of investment risk or may deviate from a fund’s target market segment in order to pursue short-term performance (including by investing in cash). The Board noted that although this overall approach to investing might cause a Fund to perform not as well over some periods when compared to other mutual funds, CRM had generally achieved successful investment results for its clients over the longer term. The Board considered CRM’s experience in implementing its investment philosophy and concluded that this, along with CRM’s overall approach to investing, supported approval of the continuance of the Investment Advisory Agreement.

The Board also discussed the information prepared by MPI, which compared each Fund’s performance against a benchmark index and other mutual funds with similar investment objectives and strategies identified by MPI. The Board considered CRM’s plans for improving the Funds’ performance.

The Board considered the following factors in relation to the performance of particular Funds:

Small Cap Value Fund

The Board noted that Institutional Shares of Small Cap Value Fund had outperformed the Fund’s benchmark index for the one-year, three-year, five-year and ten-year periods ended March 31, 2018. The Board noted that Institutional Shares of the Fund ranked in the first quintile of funds with similar investment objectives and strategies for the one-year period ended March 31, 2018, ranked in the second quintile for the three-year and five-year periods ended March 31, 2018, and ranked in the third quintile for the ten-year period ended March 31, 2018. (In all quintile rankings referred to herein, first quintile is most favorable to shareholders. Highest relative performance would be first quintile.)

Small/Mid Cap Value Fund

The Board noted that Institutional Shares of Small/Mid Cap Value Fund had underperformed the Fund’s benchmark index for the three-year, five-year and ten-year periods ended March 31, 2018, and outperformed the Fund’s benchmark index for the one-year period ended March 31, 2018. The Board noted that Institutional Shares of the Fund ranked in the first quintile of funds with similar investment objectives and strategies for the one-year period ended March 31, 2018, ranked in the fourth quintile for the three-year, five-year and ten-year periods ended March 31, 2018.

Mid Cap Value Fund

The Board noted that Institutional Shares of Mid Cap Value Fund had underperformed the Fund’s benchmark index for the ten-year period ended March 31, 2018, and outperformed the Fund’s benchmark index for the one-year, three-year and five-year periods ended March 31, 2018. The Board noted that Institutional Shares

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DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM (Continued)

of the Fund ranked in the first quintile of funds with similar investment objectives and strategies for the one-year, three-year and five-year periods ended March 31, 2018, and in the fourth quintile for the ten-year period ended March 31, 2018.

Large Cap Opportunity Fund

The Board noted that Institutional Shares of Large Cap Opportunity Fund had underperformed the Fund’s benchmark index for the one-year, three-year, five-year and ten year periods ended March 31, 2018. The Board noted that Institutional Shares of the Fund ranked in the second quintile of funds with similar investment objectives and strategies for one-year, three-year and five-year periods ended March 31, 2018 and ranked in the third quintile for the 10-year period ended March 31, 2018.

All Cap Value Fund

The Board noted that Institutional Shares of All Cap Value Fund had underperformed the Fund’s benchmark index for the five-year and ten-year periods ended March 31, 2018, and outperformed the Fund’s benchmark index for the one-year and three-year periods ended March 31, 2018. The Board noted that Institutional Shares of the Fund ranked in the second quintile of funds with similar investment objectives and strategies for the one-year, three-year and five-year periods ended March 31, 2018, and ranked in the third quintile for the ten-year period ended March 31, 2018.

Conclusion as to Investment Performance

The Board determined that it would continue to monitor closely each Fund’s performance, but that the information it considered supported approval of the Investment Advisory Agreement.

Fees and Expenses

In reaching its conclusions, the Board considered the fees and expenses paid by each class of each Fund.

The Board considered the research and analysis conducted by CRM in order to identify investment opportunities for the Funds and attempt to distinguish itself from each Fund’s benchmark. The Board noted that CRM relies heavily on its own proprietary research to implement its value-oriented investment philosophy, and that the cost of preparing this research may be significant. Accordingly, CRM’s reliance on this proprietary research might cause CRM’s research costs to exceed those of some other investment managers that largely rely upon research prepared by third parties, especially with respect to larger cap companies, for which a good deal of third party research is available. The Board considered CRM’s experience in implementing its value-oriented investment philosophy. The Board concluded that the costs of CRM’s proprietary research and CRM’s experience in implementing its investment philosophy may in some cases justify investment advisory fees that are higher than the median advisory fees paid by other mutual funds with similar investment objectives and strategies.

In addition, the Board compared the fees and expenses paid by each class of each Fund with the fees paid by institutional separate accounts managed by CRM in a similar investment strategy to that of the applicable Fund. The Board noted that, except for Small Cap Value Fund, the investment advisory fees paid by each Fund were generally higher than the management fees paid by the respective institutional separate accounts managed

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DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM (Continued)

by CRM in a similar investment strategy to the applicable Fund. In comparing the fees paid by the Funds to the fees paid by institutional separate accounts, the Board considered that the costs associated with the management of the Funds generally are greater than those associated with providing investment advisory services to separately-managed accounts. The Board considered the additional complexities involved in the management of the Funds resulting from more frequent and less predictable cash flows and regulatory requirements, among other factors. The Board considered the additional services provided to the Funds that CRM does not perform for its separate account clients, or services that are broader in scope, including oversight of compliance with the regulatory and tax regimes to which the Funds are subject, oversight of third-party service providers, preparation of prospectuses, shareholder reports and other disclosure documents and preparation of materials for quarterly Board meetings. The Board also considered the business risks that CRM faces with respect to the Funds, including regulatory and reputational risks with respect to CRM’s investment decisions and compliance oversight on behalf of the Funds, and the substantial entrepreneurial risks that CRM assumes during the initial years of a Fund’s operations. The Board also considered that there may be historical reasons for certain separate account fees, and the element of negotiation in regard to the level of fees paid by CRM’s separate account clients.

The Board also discussed the information prepared by MPI, which compared the fees and expenses paid by each Fund with the fees and expenses paid by other mutual funds with similar investment objectives and strategies identified by MPI.

Small Cap Value Fund

The Board noted that, based on the information provided, the investment advisory fee for Small Cap Value Fund ranked in the second quintile of funds with similar investment objectives and strategies. The Board noted that the Fund’s investment advisory fee was lower than both the median and average advisory fee paid by funds with similar investment objectives and strategies.

The Board noted that, based on the information provided, the total net annual operating expenses of Institutional Shares of Small Cap Value Fund ranked in the first quintile of funds with similar investment objectives and strategies. The Board noted that the total net annual operating expenses of Institutional Shares of the Fund were lower than the median and average net expenses paid by funds with similar investment objectives and strategies.

Small/Mid Cap Value Fund

The Board noted that, based on the information provided, the investment advisory fee for Small/Mid Cap Value Fund ranked in the second quintile of funds with similar investment objectives and strategies. The Board noted that the Fund’s investment advisory fee was lower than the median and average advisory fee paid by funds with similar investment objectives and strategies.

The Board noted that, based on the information provided, the total net annual operating expenses of Institutional Shares of Small/Mid Cap Value Fund ranked in the second quintile of funds with similar investment objectives and strategies. The Board noted that the total net annual operating expenses of Institutional Shares of the Fund were lower than the median and average net expenses paid by funds with similar investment objectives and strategies.

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DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM (Continued)

Mid Cap Value Fund

The Board noted that based on the information provided, the investment advisory fee for Mid Cap Value Fund ranked in the fourth quintile of funds with similar investment objectives and strategies. The Board noted that the Fund’s investment advisory fee was one basis point higher than the median advisory fee and three basis points higher than the average advisory fee paid by mutual funds with similar investment objectives and strategies.

The Board noted that, based on the information provided, the total net annual operating expenses of Institutional Shares of Mid Cap Value Fund ranked in the fourth quintile of funds with similar investment objectives and strategies. The Board noted that the total net annual operating expenses of Institutional Shares of the Fund were four basis points higher than the median net expenses and two basis points higher than the average net expenses paid by funds with similar investment objectives and strategies.

Large Cap Opportunity Fund

The Board noted that, based on the information provided, the investment advisory fee for Large Cap Opportunity Fund ranked in the third quintile of funds with similar investment objectives and strategies. The Board noted that the Fund’s investment advisory fee was higher than the median and average advisory fees paid by other mutual funds with similar investment objectives and strategies.

The Board noted that, based on the information provided, the total net annual operating expenses of Institutional Shares of Large Cap Opportunity Fund ranked in the third quintile of funds with similar investment objectives and strategies. The Board noted that the total net annual operating expenses of Institutional Shares of the Fund were equal to the median net expenses and one basis point higher than the average net expenses paid by funds with similar investment objectives and strategies.

All Cap Value Fund

The Board noted that, based on the information provided, the investment advisory fee for All Cap Value Fund ranked in the fourth quintile of funds with similar investment objectives and strategies. The Board noted that the Fund’s investment advisory fee was higher than the median and average advisory fees paid by funds with similar investment objectives and strategies.

The Board noted that, based on the information provided, the total net annual operating expenses of Institutional Shares of All Cap Value Fund ranked in the fifth quintile of funds with similar investment objectives and strategies. The Board noted that the total net annual operating expenses of Institutional Shares of the Fund were higher than the median and average net expenses paid by funds with similar investment objectives and strategies.

The Board considered the impact of All Cap Value Fund’s higher than average investment advisory fee and small asset size on the Fund’s expense ratios.

Conclusion as to Fees and Expenses

In view of what it understood to be the costs of CRM’s proprietary research and CRM’s experience in implementing its value-oriented investment philosophy, the Board determined that the investment advisory fee paid by each

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DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM (Continued)

Fund was reasonable in relation to the nature and quality of the services provided by CRM. The Board also indicated it would continue to monitor the Funds’ fees and expenses.

Economies of Scale

The Board considered whether economies of scale would be realized by CRM as each Fund’s assets increased, and the extent to which such economies of scale were reflected in the fees charged under the Investment Advisory Agreement. The Board noted that the Investment Advisory Agreement contains breakpoints that reduce the investment advisory fee rate paid by each Fund on assets above specified levels. The Board concluded that breakpoints were an effective way to share any economies of scale or other efficiencies with Fund shareholders as the Funds grow larger. The Board also noted that expense subsidization, investment by CRM in proprietary research, and CRM’s commitment and resource allocation to the Funds may be relevant in considering the sharing of economies of scale, and that profitability also may be an indicator of the existence of any economies of scale. Accordingly, the Board concluded that economies of scale, if any, were being appropriately shared with the Funds.

Profitability

The Board considered the information provided by CRM regarding CRM’s profitability in relation to the Funds and considered the methodology used by CRM in preparing the profitability information. The Board reviewed the financial results of CRM in relation to the Funds for the year ended December 31, 2017 as well as the 2018 CRM operating budget. The Board considered CRM’s profit margins with respect to the Funds in comparison to the limited industry data available. The Board also considered information regarding compensation provided to CRM personnel as a percentage of CRM’s net revenue, and compared such information to the limited industry data available. The Board noted that the profitability of any adviser was affected by numerous factors, including its organizational structure, method for allocating expenses and the compensation to be paid to its employees, and, accordingly, acknowledged the limitations inherent in any comparison of adviser profitability information. The Board determined that, based on the information provided, the profit to CRM on the fees paid by the Funds was not excessive in view of the nature, quality and extent of services provided.

Other Benefits

The Board considered the other benefits which CRM receives from its relationship with the Funds. They noted that CRM acts as the shareholder servicing agent for Investor Shares of the Funds and receives fees under a shareholder service plan in connection with the services CRM provides or arranges as the Funds’ shareholder servicing agent. The Board considered the fees received by CRM under the shareholder service plan, and the amounts paid by CRM to third party shareholder servicing agents. The Board noted that the amounts paid by CRM to the Funds’ third party shareholder servicing agents since the inception of the Trust exceeded the amounts paid by Investor Shares of the Funds to CRM under the shareholder servicing plan. The Board considered how CRM uses “soft” commission dollars generated by the Funds to pay for research and brokerage services and the ways in which CRM conducts portfolio transactions for the Funds and selects brokers. The Board determined that any other benefits derived by CRM from managing the Funds were reasonable and reflected in the fees under the Investment Advisory Agreement.

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DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM (Concluded)

General Conclusion

Based on the foregoing considerations, the Board, including all of the Independent Trustees voting separately, determined that the terms of the Investment Advisory Agreement, including the fees payable thereunder, are fair and reasonable, and voted to approve the continuance and renewal of the Investment Advisory Agreement.

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ANNUAL REPORT

TRUSTEES

F. Gregory Ahern

Louis Ferrante, CFA, CPA

Rodney P. Wood

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC

520 Madison Avenue, 20th Floor

New York, NY 10022

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

ADMINISTRATOR & TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

CUSTODIAN

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110

Investor Information:

800-CRM-2883

www.crmfunds.com

JUNE 30, 2018 CRM SMALL CAP VALUE FUND CRM SMALL/MID CAP VALUE FUND CRM MID CAP VALUE FUND CRM LARGE CAP OPPORTUNITY FUND CRM ALL CAP VALUE FUND
This report is authorized for distribution only to shareholders and to others who have received current prospectuses of the CRM Funds.

ANNUAL REPORT	June 30, 2018
President’s Message (Unaudited)

Dear Fellow Shareholders:

Market leadership experienced a pronounced change of heart during the first half of the fiscal year ended June 30, 2018. The market had a general upward bias through most of July. The earnings seasons generated healthy dispersion amongst stocks with a reasonable penalty for those that missed expectations on either the top or bottom line. As we entered August, the market took a more deflationary tone with the ten-year Treasury yield declining from 2.3% to a low of 2.1% at the end of the first full week in September. Congress avoided a September budget and debt ceiling showdown, with a continuing resolution effectively postponing the tough decisions and lifting some short-term uncertainty for the markets. Bond yields that were testing the 2% level on the ten-year began to reverse, and, day by day, the tone and leadership of the market inflected. Interest sensitive financials, smaller cap equities, and industrials reassumed the momentum last seen post the November 2016 election. The reflation trade was back. The hawkish tone from outgoing Federal Reserve (“Fed”) Chair, Janet Yellen, post the Federal Open Market Committee meeting and the tax reform blueprint released the last week of September, provided the additional fuel to sustain the trend. The European Central Bank modified its rhetoric, which contributed to a stronger Euro versus the U.S. Dollar. Inflation expectations, which were well anchored, seemed to inch up behind tighter labor markets and concerns over wage inflation. Fiscal policy euphoria gave way to despair in the aftermath of the failure to pass new healthcare legislation. The growing realization that tax reform legislation would be approved by Congress has to be considered the principal propellant for U.S. equity markets picking up steam out of the fiscal first quarter. In addition to the immediate earnings benefit for many corporations, it eliminated years of uncertainty and thereby further bolstered business confidence. In terms of market caps and style, growth indices continued to sustain the outperformance over value, and larger caps generally outperformed smaller caps across the style spectrum.

Stocks took off in January, only to struggle in February and March. The early euphoria seemed like a continuation of the tax reform rally from the first half of the fiscal year, with bullish sentiment around corporate earnings and economic forecasts. Whether due to indications of wage inflation in the monthly employment report, or an unwind of low volatility trading strategies, the markets suffered their first 10% correction in nearly two years. Market leadership remained with larger cap stocks and growth, versus smaller cap stocks and value. The markets had to contend with the data privacy issues surrounding Facebook and other tech companies, as well as concerns over a new European data tax. Notwithstanding a strong earnings growth outlook for the tech sector, questions relating to the long-term viability of these business models contributed to what was already becoming a loss of market leadership from this group. Reduced forecasts for fiscal third quarter gross domestic product (GDP) may have weighed on cyclicals, while fears of higher interest rates contributed to the underperformance of the bond proxies.

After a slow start in April, the equity markets perked up with all the major indices in positive territory for the fiscal fourth quarter. Technology continued to lead the S&P 500®1 (total return). Growth stocks up and down the capitalization spectrum sustained outperformance over value indices. A bond sell off in early May quickly reversed, and concerns over global economic growth from trade disputes provided support for growth-oriented

1

equities. Beyond the technology sector’s low double-digit return, the remarkable FANG (Facebook, Amazon, Netflix, Google) stocks looked past data privacy issues from earlier in the year and posted very robust returns of approximately 40% year-to-date. In spite of these trends, and active management generally struggling during the fiscal fourth quarter, we were pleased to have identified a number of stocks with idiosyncratic situations across the portfolios, which highlight the importance of stock selection and our relative value investment approach.

More recently, trade war fears appear to be top of mind for investors and are having effects beyond just U.S. equities. The heightened trade rhetoric is likely a combination of aggressive negotiating tactics and a flawed understanding of the complexities of trade. After decades of globalizing supply chains, it is beyond most people’s comprehension to understand how and where value is added to intermediate goods, which might cross back and through numerous countries before being used or consumed as a finished good. It is quite different from a simple bi-lateral situation of producing a textile or a commodity in one country and shipping it to another, as was the case decades ago. If the current administration is intent on forcing trade surpluses with each and every trading partner, it is a losing battle that will likely inflict pain on all parties. However, if the goal is to ultimately seek redress for select blatant unfair trading practices, including theft of intellectual property, the country is wise to take on those battles from a current position of economic strength. Each tweet, headline, protectionist action, and subsequent countermeasures, however, leave the markets wondering which course is really being pursued.

The Fed seems unperturbed thus far by the trade war prospects and its implications for the economy. After raising the Fed Funds rates for a second time this year in June 2018, forecasts indicate two more increases in 2018 and three more during the 2019 calendar year. While earnings forecasts remain robust, the same trends the Fed is watching are beginning to impact many companies experiencing cost pressures from labor, raw materials, and freight. The prospect of tariffs further driving up costs is another wildcard in this equation, as we have seen with steel prices. The surge in oil prices recently has also become an issue for many companies and has reduced the net tax windfall for consumers as well. Oil jumped nearly 15% in the fiscal fourth quarter in spite of record U.S. production, as the administration’s toughened stance on Iran has led to concerns of OPEC (Organization of the Petroleum Exporting Countries) related shortages.

Notwithstanding the narrow market leadership behind FANG stocks, there has been significant stock dispersion providing the opportunity for some active management to outperform. We have benefitted from the impact of new management on many of our holdings and continue to see pressure from activists and institutional shareholders to compel better corporate governance. In spite of the daily headlines, business confidence is sustaining at a high level, leading to a pick-up in capital expenditures and a variety of portfolio moves from spin-offs to divestitures of non-core businesses. We remain focused on those management teams demonstrating good capital discipline at a time of record merger and acquisition activity (M&A), recognizing it is generally better to be a seller than a buyer at this point in the economic cycle and with elevated transaction multiples.

The following is a discussion of factors that influenced the performance of CRM Long/Short Opportunities Fund for the fiscal year ended June 30, 2018.

CRM Long/Short Opportunities Fund returned 4.44% in the fiscal year as compared to 14.37% for the S&P 500® Index1. During the fiscal year, our longs in the consumer discretionary, industrials, and information technology sectors contributed most to performance. The Fund’s short book detracted from overall performance. In terms of exposure during the period, the Fund averaged approximately 97% gross long, 52% gross short, and 45% net long. The heightened volatility and reactions to disappointing news benefitted performance of

2

the short book in the second half of the fiscal year. Stock specific negative catalysts such as earnings misses, poor capital allocation, and evidence of competitive difficulties were also being rewarded and on a more sustained basis. The volatility and correction has also provided opportunities for increasing core long positions.

The top contributors in the long portfolio were: (i) jewelry manufacturer and retailer, Tiffany & Co.; (ii) FLIR Systems, Inc., a designer and manufacturer of thermal imaging and broadcast camera systems; and (iii) AutoZone, Inc., an aftermarket automotive parts retailer. Shares of Tiffany & Co. responded positively to the first North American compensation increase in nine quarters. The company posted better-than-expected first quarter 2018 earnings driven by both revenue and margins. FLIR Systems announced a large new business contract from the U.S. Army in the first half of the fiscal year and subsequently delivered a strong earnings report. AutoZone reported better earnings during the fiscal second quarter driven by both revenue and gross margin, which gave investors confidence that the underlying fundamentals in the auto parts industry were improving.

The top detractors in the long portfolio were: (i) global tobacco company, Philip Morris International, Inc.; (ii) Edgewell Personal Care Company, a consumer products company; and (iii) multi-national pharmaceutical, Allergan PLC. Philip Morris declined on an unexpected slowdown in shipments of its new Reduced-Risk Product, iQos, into the Japanese market. Shares of Edgewell Personal Care were pressured by overall investor concern regarding consumer staples and traditional health and beauty care businesses. The company reported weaker-than-expected earnings in the fourth quarter 2017, driven by misses in its wet shave and feminine care businesses and a weak revenue outlook. Negative sentiment weighed on shares of Allergan during the period. A potential competitor to BOTOX® released positive data on a longer acting toxin. Even though this data was positive, we viewed the threat as overstated.

Our leading short contributors included (i) a mall-based specialty retailer; (ii) a specialty retailer; and (iii) a lighting manufacturer. Shares of a mall-based specialty retailer underperformed as revenues slowed in an increasingly competitive market. We continue to believe retail remains a volatile space and expect to see further opportunities on the short side. A high-multiple specialty retailer reported slowing top line growth as investors continued to question the ultimate impact of channel shift and the potential for further discounting at retail. A lighting manufacturer’s gross margin continued to come under pressure from competitive threats investors did not appear to appreciate fully.

The top detractors in the short portfolio were (i) a specialty retailer; (ii) a med tech company; and (iii) a global logistics company. A specialty retailer reported better than expected second quarter 2017 earnings. Despite a significant premium valuation to the group, the stock continued to appreciate as investors gravitated toward domestic companies. Despite the deteriorating fundamentals of a med tech company’s core businesses, shares rallied. A global logistics and freight forwarder company appreciated as a beneficiary of tax reform as a full tax payer. The stock was further bolstered by strength in the overall freight market and a tightening of supply within the truckload market.

Sincerely,

Ronald H. McGlynn

Chairman, Cramer Rosenthal McGlynn, LLC

President, CRM Mutual Fund Trust

3

1S&P 500® Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. It is not possible to invest directly in an index.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. During the period, certain fees and expenses were waived by the Fund’s service providers. Without these waivers, total returns would have been lower. Additional performance figures for the Fund can be found in the Comparison of Change in Value section of this report.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings. Opinions expressed herein are as of June 30, 2018 and are subject to change at any time, are not guaranteed, and should not be considered investment advice.

Investments in small and mid capitalization companies generally are more volatile due to limited product lines, fewer capital resources and less depth of management than larger companies. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values. Investments in foreign securities, including emerging markets, involve special risks such as greater social, economic, regulatory, and political uncertainties, and currency fluctuation.

The Fund will hold long equity securities that the Fund’s adviser has identified as undervalued and take short positions (through short sales) in equity securities that the Fund’s adviser has identified as overvalued or poised for underperformance. Short sales involve significant risks, including the risk that the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Short sales involve borrowing securities and then selling them, which may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow.

This report must be preceded or accompanied by the current prospectus for the Fund. Before investing, you should carefully read the prospectus and consider the investment objectives, risks, charges and expenses of the Fund. Additional copies of the prospectus may be obtained at www.crmfunds.com or at (800) CRM-2883.

Distributed by ALPS Distributors, Inc.

4

CRM LONG/SHORT OPPORTUNITIES FUND

COMPARISON OF CHANGE IN VALUE (Unaudited)

June 30, 2018

The following information compares the performance of the CRM Long/Short Opportunities Fund (“Fund”) with the performance of the S&P 500® Index. The S&P 500® Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect reinvestment of dividends but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below table and graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

The Fund will hold long equity securities that the Fund’s adviser has identified as undervalued and take short positions (through short sales) in equity securities that the Fund’s adviser has identified as overvalued or poised for underperformance. Short sales involve significant risks, including the risk that the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Short sales involve borrowing securities and then selling them, which may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow.

CRM Long/Short Opportunities Fund — Institutional Shares vs. S&P 500® Index1

Expense Ratios (per prospectus dated 10/27/17, as supplemented on 01/19/18) - Gross: 2.61% Net: 2.46%4

[1]	The Fund is professionally managed, while the index is unmanaged and is not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]	Return calculated since the Institutional Shares’ inception on August 16, 2016.
[4]

The investment adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest, dividends and interest expense relating to short sales and acquired fund fees and expenses, exceed 1.60% of average daily net assets of the Fund. The expense limitation is in effect until November 1, 2018.

The line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Long/Short Opportunities Fund
5

CRM LONG/SHORT OPPORTUNITIES FUND

EXPENSE DISCLOSURE (Unaudited)

DISCLOSURE OF FUND EXPENSES

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2018 through June 30, 2018). The “Annualized Expense Ratio” reflects the actual expenses, net of fee waivers, for the six-month period January 1, 2018 to June 30, 2018 and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended June 30, 2018.

The Expense Table below illustrates your Fund expenses in two ways.

•

Actual fund return.     The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

•

Hypothetical 5% return.     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs that may be levied by other funds, such as sales charges (loads), redemption fees, or exchange fees, if any. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The “Annualized Expense Ratio” reflects the actual expenses for the period indicated.

CRM Long/Short Opportunities Fund
6

CRM LONG/SHORT OPPORTUNITIES FUND

EXPENSE DISCLOSURE (Unaudited) (Concluded)

For the Six Months Ended June 30, 2018

Expense Table

	Beginning Account Value 01/01/18	Ending Account Value 06/30/18	Annualized Expense Ratio(1)	Expenses Paid During Period(2)

Institutional Shares
Actual Fund Return	$1,000.00	$1,034.90	2.41%	$12.16
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,012.84	2.41%	$12.03

(1)

The expense ratio includes the impact of dividend expense and net interest expense (when applicable), on securities sold short. Excluding such expenses, the ratio of expenses to average net assets would have been 1.60%.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the most recent one-half year period).

CRM Long/Short Opportunities Fund
7

CRM LONG/SHORT OPPORTUNITIES FUND

DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited)

PORTFOLIO HOLDINGS

June 30, 2018

The following table presents a summary of the portfolio holdings of the Fund as a percentage of its net assets.

Sector Allocation
Common Stock
Industrials	19.6%
Information Technology	18.6
Health Care	17.3
Consumer Discretionary	12.3
Financials	9.4
Materials	9.0
Consumer Staples	7.0
Telecommunication Services	2.2
Energy	2.1
Real Estate	1.5
Purchased Option	0.0
Short-Term Investments	1.9
Common Stock Sold Short
Energy	(0.9)
Real Estate	(1.0)
Health Care	(2.6)
Materials	(2.9)
Financials	(3.5)
Information Technology	(5.2)
Consumer Staples	(7.4)
Consumer Discretionary	(14.7)
Industrials	(15.6)

47.1%

Portfolio holdings are subject to change at any time.

CRM Long/Short Opportunities Fund
8

CRM LONG/SHORT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

June 30, 2018

Shares		Value
Common Stock — 99.0%
Consumer Discretionary — 12.3%
Consumer Durables & Apparel — 2.4%
115,550	PVH Corp.[1]	$17,300,146

Consumer Services — 2.8%
71,280	Vail Resorts, Inc.	19,544,263

Retailing — 7.1%
22,267	AutoZone, Inc.[2]	14,939,598
270,943	Tiffany & Co.[1]	35,656,099

		50,595,697

Total Consumer Discretionary		87,440,106

Consumer Staples — 7.0%
Food, Beverage & Tobacco — 5.0%
938,800	Cott Corp.	15,537,140
249,445	Philip Morris International, Inc.[1]	20,140,189

		35,677,329

Household & Personal Products — 2.0%
280,915	Edgewell Personal Care Co.[2]	14,174,971

Total Consumer Staples		49,852,300

Energy — 2.1%
Oil, Gas & Consumable Fuels — 2.1%
271,965	EQT Corp.	15,007,029

Financials — 9.4%
Banks — 6.9%
550,212	Associated Banc-Corp.	15,020,788
267,455	Hancock Whitney Corp.	12,476,776
386,189	Wells Fargo & Co.	21,410,318

		48,907,882

Insurance — 2.5%
326,360	American International Group, Inc.	17,303,607

Total Financials		66,211,489

Health Care — 17.3%
Health Care Equipment & Services — 10.0%
224,010	Danaher Corp.[1]	22,105,307
93,760	Humana, Inc.[1]	27,905,789
190,454	Zimmer Biomet Holdings, Inc.[1]	21,224,193

		71,235,289

Pharmaceuticals, Biotechnology & Life Sciences — 7.3%
244,449	Allergan PLC[1,3]	40,754,538
132,846	Gerresheimer AG	10,782,073

		51,536,611

Total Health Care		122,771,900

Industrials — 19.6%
Capital Goods — 4.8%
179,365	Dover Corp.	13,129,518
167,825	United Technologies Corp.	20,983,160

		34,112,678

Shares		Value
Industrials — (continued)
Commercial & Professional Services — 8.5%
397,885	Clean Harbors, Inc.[2]	$22,102,512
270,422	IHS Markit Ltd.[2]	13,951,071
436,131	TriNet Group,Inc.[1,2]	24,397,168

		60,450,751

Transportation — 6.3%
446,520	CSX Corp.[1]	28,479,046
70,392	FedEx Corp.[1]	15,983,207

		44,462,253

Total Industrials		139,025,682

Information Technology — 18.6%
Semiconductors & Semiconductor Equipment — 3.0%
87,788	Broadcom, Inc.[1]	21,300,880

Software & Services — 12.5%
203,460	CommVault Systems, Inc.[2]	13,397,841
452,130	Conduent, Inc.[2]	8,215,202
483,358	DXC Technology Co.[1]	38,963,489
285,830	Microsoft Corp.	28,185,696

		88,762,228

Technology Hardware & Equipment — 3.1%
990,420	Extreme Networks, Inc.[2]	7,883,743
266,201	FLIR Systems, Inc.[1]	13,834,466

		21,718,209

Total Information Technology		131,781,317

Materials — 9.0%
Chemicals — 9.0%
120,655	Air Products & Chemicals, Inc.[1]	18,789,603
406,885	DowDuPont, Inc.	26,821,859
249,190	W.R. Grace & Co.[1]	18,268,119

Total Materials		63,879,581

Real Estate — 1.5%
Residential REIT’s — 1.5%
117,537	Camden Property Trust	10,711,147

Telecommunication Services — 2.2%
Diversified Telecommunication Services — 2.2%
419,200	Zayo Group Holdings, Inc.[1,2]	15,292,416

Total Common Stock (Cost $672,348,119)		701,972,967

Purchased Option — 0.0%
Total Purchased Option (See Open Option Contracts Table) (Cost $338,841)		133,350

See accompanying notes.	CRM Long/Short Opportunities Fund
9

CRM LONG/SHORT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2018

Shares		Value
Short-Term Investments — 1.9%
6,754,178	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 1.80%[4]	$6,754,178
6,754,178	Federated Treasury Obligations Fund Institutional Series, 1.77%[4]	6,754,178

Total Short-Term Investments (Cost $13,508,356)		13,508,356

Total Investments in Securities — 100.9% (Cost $686,195,316)		715,614,673

Common Stock Sold Short — (53.8%)
Consumer Discretionary — (14.7%)
Consumer Durables & Apparel — (3.8%)
(186,495)	KB Home	$(5,080,124)
(123,625)	Leggett & Platt, Inc.	(5,518,620)
(55,985)	Ralph Lauren Corp.	(7,038,434)
(111,970)	VF Corp.	(9,127,795)

		(26,764,973)

Hotels, Restaurants & Leisure — (1.1%)
(169,035)	Starbucks Corp.	(8,257,360)

Media — (3.0%)
(1,040,135)	Cineworld Group PLC	(3,645,936)
(136,595)	Omnicom Group, Inc.	(10,418,100)
(102,365)	Publicis Groupe SA	(7,045,805)

		(21,109,841)

Retailing — (6.8%)
(76,654)	Children’s Place Retail Stores, Inc. (The)	(9,259,803)
(80,216)	Dollar General Corp.	(7,909,298)
(172,409)	Gap, Inc. (The)	(5,584,327)
(55,690)	Home Depot, Inc. (The)	(10,865,119)
(147,115)	L Brands, Inc.	(5,425,601)
(123,730)	Stitch Fix, Inc. — Class A2	(3,395,151)
(78,187)	Tractor Supply Co.	(5,980,524)

		(48,419,823)

Total Consumer Discretionary		(104,551,997)

Consumer Staples — (7.4%)
Food & Drug Retailing — (1.3%)
(215,300)	Alimentation Couche-Tard, Inc. — Class B	(9,352,895)

Food, Beverage & Tobacco — (6.1%)
(239,115)	Campbell Soup Co.	(9,693,722)
(614,280)	Flowers Foods, Inc.	(12,795,452)
(78,200)	General Mills, Inc.	(3,461,132)
(201,837)	Hormel Foods Corp.	(7,510,355)
(89,632)	J.M. Smucker Co. (The)	(9,633,647)

		(43,094,308)

Total Consumer Staples		(52,447,203)

Shares		Value
Energy — (0.9%)
Oil, Gas & Consumable Fuels — (0.9%)
(362,480)	Range Resources Corp.	$(6,064,290)

Financials — (3.5%)
Banks — (3.5%)
(611,995)	Fulton Financial Corp.	(10,097,917)
(301,550)	National Bank of Canada	(14,478,254)

Total Financials		(24,576,171)

Health Care — (2.6%)
Health Care Equipment & Services — (1.0%)
(41,220)	Cigna Corp.	(7,005,339)

Pharmaceuticals, Biotechnology & Life Sciences — (1.6%)
(50,602)	Roche Holding AG	(11,269,586)

Total Health Care		(18,274,925)

Industrials — (15.6%)
Capital Goods — (13.6%)
(56,575)	General Dynamics Corp.	(10,546,145)
(520,465)	General Electric Co.	(7,083,528)
(99,070)	Hubbell, Inc.	(10,475,662)
(34,035)	Lennox International, Inc.	(6,812,105)
(142,080)	Mercury Computer Systems, Inc.[2]	(5,407,565)
(191,829)	PACCAR, Inc.	(11,885,725)
(269,265)	Philips Lighting NV5	(6,996,469)
(181,465)	Rexnord Corp.[2]	(5,273,373)
(42,995)	Rockwell Automation, Inc.	(7,147,059)
(637,405)	Siemens Gamesa Renewable Energy SA	(8,563,890)
(124,210)	Vestas Wind Systems A/S	(7,690,178)
(549,590)	Volvo AB — Class B	(8,786,813)

		(96,668,512)

Commercial Services & Supplies — (0.7%)
(77,978)	Robert Half International, Inc.	(5,076,368)

Trading Companies & Distributors — (0.8%)
(17,240)	WW Grainger, Inc.	(5,316,816)

Transportation — (0.5%)
(30,780)	Landstar System, Inc.	(3,361,176)

Total Industrials		(110,422,872)

Information Technology — (5.2%)
Semiconductors & Semiconductor Equipment — (2.8%)
(257,910)	Intel Corp.	(12,820,706)
(87,465)	Qorvo, Inc.[2]	(7,012,069)

		(19,832,775)

Software & Services — (1.4%)
(518,785)	Cloudera, Inc.[2]	(7,076,227)
(60,685)	DocuSign, Inc.[2]	(3,213,271)

		(10,289,498)

Technology Hardware & Equipment — (1.0%)
(27,540)	Arista Networks, Inc.[2]	(7,091,275)

Total Information Technology		(37,213,548)

See accompanying notes.	CRM Long/Short Opportunities Fund
10

CRM LONG/SHORT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2018

Shares		Value
Materials — (2.9%)
Chemicals — (2.9%)
(48,820)	LyondellBasell Industries NV — Class A	$(5,362,877)
(247,630)	Olin Corp.	(7,111,934)
(100,720)	Scotts Miracle-Gro Co. (The)	(8,375,875)

Total Materials		(20,850,686)

Shares		Value
Real Estate — (1.0%)
Diversified REIT’s — (1.0%)
(305,175)	Realogy Holdings Corp.	$(6,957,990)

Total Common Stock Sold Short (Proceeds $(391,101,871))		(381,359,682)

Other Assets in Excess of Liabilities — 52.9%		375,047,858

Total Net Assets — 100.0%		$709,302,849

A summary of inputs used to value the Fund’s investments as of June 30, 2018 is as follows (see Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stock
Consumer Discretionary	$87,440,106	$87,440,106	$—	$—
Consumer Staples	49,852,300	49,852,300	—	—
Energy	15,007,029	15,007,029	—	—
Financials	66,211,489	66,211,489	—	—
Health Care	122,771,900	122,771,900	—	—
Industrials	139,025,682	139,025,682	—	—
Information Technology	131,781,317	131,781,317	—	—
Materials	63,879,581	63,879,581	—	—
Real Estate	10,711,147	10,711,147	—	—
Telecommunication Services	15,292,416	15,292,416	—	—
Purchased Option	133,350	133,350	—	—
Short-Term Investments	13,508,356	13,508,356	—	—

Total Assets - Investments in Securities	$715,614,673	$715,614,673	$—	$—

See accompanying notes.	CRM Long/Short Opportunities Fund
11

CRM LONG/SHORT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2018

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Liabilities:
Investments in Securities:
Common Stock Sold Short
Consumer Discretionary	$(104,551,997)	$(104,551,997)	$—	$—
Consumer Staples	(52,447,203)	(52,447,203)	—	—
Energy	(6,064,290)	(6,064,290)	—	—
Financials	(24,576,171)	(24,576,171)	—	—
Health Care	(18,274,925)	(18,274,925)	—	—
Industrials	(110,422,872)	(110,422,872)	—	—
Information Technology	(37,213,548)	(37,213,548)	—	—
Materials	(20,850,686)	(20,850,686)	—	—
Real Estate	(6,957,990)	(6,957,990)	—	—

Total Liabilities - Investments in Securities	$(381,359,682)	$(381,359,682)	$—	$—

There were no transfers between Level 1, Level 2, and Level 3 during the fiscal year ended June 30, 2018.

Open Option contracts at June 30, 2018:

Contracts	Description	Expiration Date	Strike Price	Notional Amount	Value
	Purchased Option — 0.0%
	Put Option — 0.0% Automobiles
127	Tesla, Inc.	9/21/18	$265.00	$4,355,465	$133,350

[1]	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
[2]	Non-income producing security.
[3]	PLC — Public Limited Company.
[4]	Rate represents an annualized yield at date of measurement.
[5]

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $(6,996,469) and represents (1.0)% of net assets as of June 30, 2018.

See accompanying notes.	CRM Long/Short Opportunities Fund
12

CRM LONG/SHORT OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2018

ASSETS:
Investments in securities, at value (cost $686,195,316)	$715,614,673
Foreign currencies held with broker for securities sold short (cost $65,939,642)	64,517,193
Cash	33,775
Cash pledged with custodian for securities sold short	322,929,720
Receivable for fund shares sold	871,075
Receivable for securities sold	5,060,017
Dividends receivable	1,035,539
Tax reclaim receivable	12,106
Other assets	63,095

Total assets	1,110,137,193

LIABILITIES:
Securities sold short, at value (proceeds $391,101,871)	381,359,682
Payable for fund shares redeemed	6,490,827
Payable for securities purchased	11,495,229
Payable for dividends on securities sold short	280,476
Interest payable	180,128
Accrued advisory fee	881,661
Trustees fees	24,138
Audit and tax fees	8,201
Other accrued expenses	114,002

Total liabilities	400,834,344

NET ASSETS	$709,302,849

COMPONENTS OF NET ASSETS
Paid-in-capital	$677,749,344
Accumulated net realized loss on investments, derivatives and foreign currency transactions	(6,185,561)
Net unrealized appreciation on investments, derivatives and foreign currency	37,739,066

NET ASSETS	$709,302,849

NET ASSETS BY SHARE CLASS
Institutional Shares	$709,302,849

SHARES OF BENEFICIAL INTEREST OUTSTANDING
($0.01 par value, unlimited authorized shares)
Institutional Shares	66,386,281
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)
Institutional Shares	$10.68

See accompanying notes.	CRM Long/Short Opportunities Fund
13

CRM LONG/SHORT OPPORTUNITIES FUND

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2018

INVESTMENT INCOME
Dividends	$9,025,752
Foreign tax withheld	(101,455)
Net interest income on securities sold short	1,761,995

Total investment income	10,686,292

EXPENSES
Investment advisory fees	8,623,029
Administration and accounting fees	141,079
Custody fees	23,950
Transfer Agent fees	333,466
Trustee fees and expenses	94,834
Insurance fees	31,065
Registration fees	57,588
Audit and tax fees	46,606
Legal fees	26,239
Dividend expense on securities sold short	6,879,881
Miscellaneous	85,196

Total expenses	16,342,933
Expenses waived/reimbursed	(265,154)

Net expenses	16,077,779

NET INVESTMENT LOSS	(5,391,487)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, DERIVATIVES AND FOREIGN CURRENCY
Net realized gain (loss) from:
Investments	43,891,579
Purchased options	(2,299,236)
Securities sold short	(26,916,924)
Swap agreements	(3,975,540)
Written options	75,584
Foreign currency transactions	(419,531)
Forward foreign currency exchange contracts	998,512

Net realized gain (loss)	11,354,444

Net change in unrealized appreciation (depreciation) on:
Investments	5,753,681
Purchased options	215,732
Securities sold short	14,551,735
Swap agreements	(1,726,415)
Foreign currency transactions	(1,552,604)
Forward foreign currency exchange contracts	(43,038)

Net change in unrealized appreciation/(depreciation)	17,199,091

Net realized and unrealized gain (loss) on investments and foreign currency	28,553,535

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,162,048

See accompanying notes.	CRM Long/Short Opportunities Fund
14

CRM LONG/SHORT OPPORTUNITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended June 30, 2018	For the Period August 16, 2016(1) through June 30, 2017
NET ASSETS - BEGINNING OF YEAR	$448,107,848	$—

OPERATIONS
Net investment loss	(5,391,487)	(2,287,277)
Net realized gain (loss) from investments and foreign currency	11,354,444	(8,767,001)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	17,199,091	20,539,975

Net increase in net assets resulting from operations	23,162,048	9,485,697

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gains on investments - Institutional Shares	(1,152,726)	—

Total distributions to shareholders	(1,152,726)	—

CAPITAL SHARE TRANSACTIONS
Sale of shares - Institutional Shares	353,625,449	484,788,591
Reinvestment of distributions - Institutional Shares	57,474	—
Redemption of shares - Institutional Shares	(114,497,244)	(46,166,440)

Net increase from capital share transactions	239,185,679	438,622,151

Total increase in net assets	261,195,001	448,107,848

NET ASSETS - END OF YEAR	$709,302,849	$448,107,848

Accumulated net investment loss	$—	$(2,473,272)

(1) Inception date.

See accompanying notes.	CRM Long/Short Opportunities Fund
15

CRM LONG/SHORT OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. The total return in the table represents the rate an investor would have earned or lost on an investment in the fund. This information should be read in conjunction with the financial statements and notes thereto.

	For the Year Ended June 30, 2018	For the Period August 16, 2016 through June 30, 2017[1]
Net Asset Value — Beginning of Period	$10.25	$10.00

Investment operations:
Net investment loss[2]	(0.10)	(0.08)
Net realized and unrealized gain on investments and foreign currency	0.55	0.33

Total from investment operations	0.45	0.25

Distributions to shareholders:
From net realized gains on investments	(0.02)	—

Total distributions to shareholders	(0.02)	—

Net Asset Value — End of Period	$10.68	$10.25

Total Return	4.44%	2.50%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement[3]	2.80%	2.44%
Expenses, excluding waiver/reimbursement	2.85%	2.59%
Net investment loss, including waiver/reimbursement	(0.94)%	(0.93)%
Portfolio turnover rate	251%	319%
Net Assets at the end of period (000’s omitted)	$709,303	$448,108

[1]	Inception date was August 16, 2016. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

[2]	Calculated using the average shares outstanding method.

[3]

Expense ratio includes the impact of dividend expense and net interest expense (when applicable), on securities sold short. Excluding such expenses, the ratio of expenses to average net assets would have been 1.60%.

See accompanying notes.	CRM Long/Short Opportunities Fund
16

CRM LONG/SHORT OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS — June 30, 2018

1.

Description of the Fund. CRM Long/Short Opportunities Fund (“Long/Short Opportunities Fund”or the “Fund”) is a series of the CRM Mutual Fund Trust (the “Trust”). The Trust consists of six funds, one of which is presented herein. The remaining five funds are presented in a separate report. A shareholder of one series of the Trust is not deemed to be a shareholder of any other series. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and was organized as a Delaware statutory trust on March 30, 2005. The Fund commenced operations on August 16, 2016.

The Fund offers Institutional Shares. Shares are generally available for purchase and sale by registered investment advisers acting in a fiduciary capacity on behalf of their clients and by or through other qualified intermediaries and programs sponsored by such qualified financial intermediaries. Initial investments in the Fund are subject to a $100,000,000 minimum per registered investment adviser or qualified financial intermediary.

2.

Significant Accounting Policies. The Fund’s financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Fund is an investment company and therefore, the Fund follows the accounting and reporting requirements for investment companies under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, in accordance with FASB Accounting Standards update 2013-08. The following is a summary of the significant accounting policies of the Fund:

Security Valuation. The Fund values its investment securities based on current market values when such values are available. These prices normally are supplied by a pricing service.

In valuing the Fund’s investment securities, a security listed on the New York Stock Exchange (the “Exchange”) (and not subject to restrictions against sale by the Fund on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Securities that are quoted on the NASDAQ Stock Market, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the stock market system, but not listed on the national market system, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost, provided such amount approximates fair value. The Fund’s currency valuations, if any, are also valued at the close of regular trading on the Exchange. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations provided by a third party pricing service. Option contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded.

CRM Long/Short Opportunities Fund
17

CRM LONG/SHORT OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS — June 30, 2018 (Continued)

Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees of the Trust (the “Board” or “Trustees”). In addition, the Fund may use fair value methodologies if it is determined that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value (“NAV”) is calculated and that may materially affect the value of the security. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the Fund prices its shares. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. In addition, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to profit at the expense of long-term investors. Valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on readily available market quotations. The Fund, when using fair value methodologies to price securities, may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security.

The Fund discloses the value of its investments in a hierarchy based on the inputs used to value the investments. The disclosure hierarchy consists of three broad levels:

• Level 1	—	quoted prices in active markets for identical securities

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Fund does not adjust the quoted price for such investments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

• Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. As investments whose values are classified as Level 2 prices may include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

• Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for comparable companies or assets in active markets, completed or pending third-party transactions in the underlying

CRM Long/Short Opportunities Fund
18

CRM LONG/SHORT OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS — June 30, 2018 (Continued)

investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Fund in the absence of market information. Assumptions used by the Fund due to the lack of observable inputs may significantly impact the resulting value and therefore the Fund’s results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any inputs both individually and in the aggregate that is significant to the fair value measurement. The Fund’s policy is to recognize transfers among levels as of the beginning of the reporting period. A summary of the inputs used to value the Fund’s investments as of June 30, 2018 is included with the Fund’s Schedule of Investments.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of those investments. Such fluctuations are included with the net realized and unrealized gain or loss from investments that are disclosed within the Fund’s statement of operations, as applicable.

Federal Income Taxes. The Fund is treated as a separate entity for federal income tax purposes and intends to continue to qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision has been made.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund’s tax positions and has concluded that no provision for U.S. income tax is required in the Fund’s financial statements. The Fund’s federal tax return for the year ended June 30, 2017 remains subject to examination by the Internal Revenue Service. On an ongoing basis, management monitors the Fund’s tax positions to determine if any adjustments to its conclusions are necessary.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year ended June 30, 2018, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income. Investment security transactions are accounted for on a trade date basis for financial reporting purposes. The Fund uses the specific identification method for determining realized gains and losses on investments for both financial and federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Dividend income and expense are recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on

CRM Long/Short Opportunities Fund
19

CRM LONG/SHORT OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS — June 30, 2018 (Continued)

the ex-dividend date, subject to reclassification upon notice of the character of the distributions by the issuer or management estimate. The Funds record expenses as incurred. Common expenses of the Trust are allocated on a pro-rata basis amongst the series of the Trust based on relative net assets.

Common expenses of the Trust are allocated on a pro-rata basis amongst the series of the Trust based on relative net assets.

The Fund’s investments in certain countries are subjected to additional capital gain taxes. Such taxes are due upon sale of individual securities. The Fund accrues for taxes on the capital gains throughout the holding period based on the unrealized gain of the underlying securities as applicable. There were no capital gains taxes for the year ended June 30, 2018 in the Fund.

Distributions to Shareholders. Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, will be declared and paid annually.

Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.

Advisory Fees and Other Transactions with Affiliates. Cramer Rosenthal McGlynn, LLC (“CRM”) serves as investment adviser to the Fund. CRM receives an advisory fee from the Fund of 1.50% of the Fund’s average daily net assets.

CRM has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest, dividend and interest expenses related to short sales, and acquired fund fees and expenses, exceed 1.60% of average daily net assets of the Fund. These expense limitations are in effect until November 1, 2018. Prior to that date, the arrangement may be terminated only by the vote of the Board of Trustees of the Fund.

CRM provides compliance services to the Trust. The Chief Compliance Officer (“CCO”) is an employee of CRM. The Trust reimburses CRM for the portion of his salary allocated to his duties as the CCO of the Trust at a rate of $75,000 per year which is allocated on a pro-rata basis amongst the series of the Trust based on relative net assets.

Compensation of Trustees and Officers. Except for the CCO of the Fund, trustees and officers of the Fund who are interested persons of CRM, as defined in the 1940 Act, receive no compensation from the Fund.

Trustees of the Fund who are not interested persons of CRM, as defined in the 1940 Act (each an “Independent Trustee”), receive compensation and reimbursement of expenses. Each Independent Trustee receives aggregate annual compensation from the Trust at an annual rate of $75,000 which is allocated on a pro-rata basis amongst the series of the Trust based on relative net assets. Under a Deferred Compensation Plan (the “Plan”) adopted August 12, 2005, an Independent Trustee may elect to defer receipt of all, or a portion, of his annual compensation. If an Independent Trustee opts for deferral, then the deferred amounts are credited to an Independent Trustee’s deferral account and invested and reinvested in Institutional Shares of one or more of the Funds in the series

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NOTES TO FINANCIAL STATEMENTS — June 30, 2018 (Continued)

of the Trust until such amounts are distributed in accordance with the Plan. No Independent Trustee deferred their compensation earned for the year ended June 30, 2018. Trustees’ fees reflected in the accompanying financial statements include total compensation earned, which were paid in cash. Each trustee serves during the continued lifetime of the Fund, or the earlier of when his or her successor is elected or qualified, the officer dies, resigns, is removed or becomes disqualified.

4.	Investment Securities Transactions. The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the year ended June 30, 2018, were as follows:

Purchases	Sales
$1,004,995,227	$778,660,392

Short Sales	Purchases to Cover Shorts
$1,350,186,766	$1,172,262,907

5.

Short Sale Transactions. In short sale transactions, the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends declared on the security sold short, which is shown as dividend expense in the Statement of Operations. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which the Fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash that has been pledged to secure the Fund’s obligation to cover the short positions is reported separately on the Statement of Assets and Liabilities as deposits with broker for securities sold short. Non-cash collateral pledged by the Fund is noted in the Schedule of Investments in the amount of $152,170,864. The Fund may receive from or pay to the broker the net of the following amounts: (i) income on cash collateral held at the broker and (ii) a financing charge to the extent the cash collateral is less than the margin requirement. The net amounts of income or fees are included as interest income on securities sold short in the Statement of Operations.

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21

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NOTES TO FINANCIAL STATEMENTS — June 30, 2018 (Continued)

6.	Capital Share Transactions. Transactions in shares of capital stock for the year ended June 30, 2018 and the period August 16, 2016 (inception date) through June 30, 2017 were as follows:

	For the Year Ended June 30, 2018	For the Period August 16, 2016(1) through June 30, 2017
	Institutional Shares	Institutional Shares
Sold	33,622,548	48,350,690
Issued on reinvestment of distributions	5,585	—
Redeemed	(10,970,077)	(4,622,465)

Net increase	22,658,056	43,728,225

(1) Inception date.

7.

Federal Tax Information. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Additionally, net short-term realized gains are treated as “ordinary income” for tax purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

At June 30, 2018, the following reclassifications were made within the capital accounts to reflect permanent differences relating to the differing book/tax treatment of swaps, foreign currency transactions, capitalized short sale dividend expense and tax character redesignation of short-term gain to ordinary income.

Paid-in-capital	Accumulated net investment loss	Accumulated net realized gain (loss) on investments
$—	$7,864,759	$(7,864,759)

The tax character of distributions paid during the year ended June 30, 2018 were as follows:

For the Year Ended June 30, 2018
Ordinary income	$1,152,726
Long-term capital gains	—

Total distributions	$1,152,726

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22

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NOTES TO FINANCIAL STATEMENTS — June 30, 2018 (Continued)

The components of accumulated earnings (deficit) on a tax basis as of June 30, 2018 were as follows:

Undistributed ordinary income	Undistributed long-term capital gains	Capital loss carry- forwards	Qualified late year loss deferrals†	Net unrealized appreciation on investments and foreign currency	Total accumulated earnings (deficit)
$131,391	$2,341,774	$—	$—	$29,080,340	$31,553,505

†

Under federal tax law, qualified late year ordinary and capital losses realized after December 31 and October 31, respectively, may be deferred and treated as occurring on the first day of the following fiscal year.

The difference between book basis and tax basis components of accumulated earnings (deficit) is primarily attributable to dividend expense on securities sold short, tax deferral of losses on wash sales, the deferral of losses on straddles, the deferral of losses on short sale transactions and investments in swaps and other securities with book and tax cost differences.

The total cost of investments and net unrealized appreciation or depreciation for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, and related gross unrealized appreciation and depreciation of securities held by the Fund as of June 30, 2018 were as follows:

Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation on Investments
$691,374,228	$74,173,702	$(45,093,362)	$29,080,340

8.

Derivative Financial Instruments. The Fund may, but is not required to, invest in derivative contracts, such as swaps and options on securities and securities indices, for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities, including short sales; to attempt to increase the Fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. Using swaps, options and other derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Fund. Using derivatives may increase the volatility of the Fund’s net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the Fund. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The Fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund.

Options. The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including credit risk, equity risk, foreign currency exchange rate risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to

CRM Long/Short Opportunities Fund
23

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NOTES TO FINANCIAL STATEMENTS — June 30, 2018 (Continued)

sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes an option, such option is covered by cash in an amount sufficient to cover the obligation. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Forward Foreign Currency Contracts. The Fund enters into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

As of June 30, 2018, the Fund did not hold any forward foreign currency exchange contracts.

Swaps. The Fund enters into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

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NOTES TO FINANCIAL STATEMENTS — June 30, 2018 (Continued)

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

As of June 30, 2018, the Fund did not hold any swaps.

Collateral Requirements. For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDAMA”), the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA MA, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

CRM Long/Short Opportunities Fund
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NOTES TO FINANCIAL STATEMENTS — June 30, 2018 (Continued)

The following is a summary of the location of derivatives on the Fund’s Statement of Assets and Liabilities as of June 30, 2018:

Location on the Statement of Assets and Liabilities
Derivative Type	Asset Derivatives
Equity Contracts	Investments in securities, at value

	Asset Derivative Value
	Total Value	Equity Contracts
Purchased Options	$133,350	$133,350

The following is a summary of the location of derivatives on the Fund’s Statement of Operations for the year ended June 30, 2018:

Location on the Statement of Operations
Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Forward Foreign Currency	Net realized gain (loss) from: Forward	Net change in unrealized appreciation
Exchange Contracts	Foreign Currency Exchange Contracts	(depreciation) on: Forward Foreign Currency Exchange Contracts

Equity Contracts	Net realized gain (loss) from: Purchased Options	Net change in unrealized appreciation (depreciation) on: Purchased Options

	Net realized gain (loss) from: Swap Agreements	Net change in unrealized appreciation (depreciation) on: Swap Agreements

Net realized gain (loss) from: Written Options

	Net Realized Gain (Loss)
	Total Value	Currency Contracts	Equity Contracts

Forward Foreign Currency Exchange Contracts	$998,512	$998,512	$—
Purchased Options	(2,299,236)	—	(2,299,236)
Swap Agreements	(3,975,540)	—	(3,975,540)
Written Options	75,584	—	75,584

	$(5,200,680)	$998,512	$(6,199,192)

CRM Long/Short Opportunities Fund
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NOTES TO FINANCIAL STATEMENTS — June 30, 2018 (Continued)

	Net Change in Unrealized Appreciation (Depreciation)
	Total Value	Currency Contracts	Equity Contracts

Forward Foreign Currency Exchange Contracts	$(43,038)	$(43,038)	$—
Purchased Options	215,732	—	215,732
Swap Agreements	(1,726,415)	—	(1,726,415)

	$(1,553,721)	$(43,038)	$(1,510,683)

The table below summarizes the average balance of derivative holdings by the Fund during the year ended June 30, 2018. The average balance of derivatives held is indicative of the trading volume of the Fund.

Long Derivative Volume
Forward Foreign Currency Exchange Contracts	Purchased Option Contracts (Cost)	Swap Contracts (Notional Value)
$3,936,729	$742,337	$—

Short Derivative Volume
Forward Foreign Currency Exchange Contracts	Written Option Contracts	Swap Contracts (Notional Value)
$2,973,023	$32,329	$15,213,018

In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an ISDA MA or similar agreement with its counterparties. An ISDA MA is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA MA, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA MA typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, notwithstanding what contractual rights may be included in an ISDA MA, such laws may prohibit the Fund from setting off amounts owed to a defaulting counterparty under an ISDA MA against amounts owed to the Fund by affiliates of the defaulting counterparty. The insolvency regimes of many jurisdictions do, however, generally permit set-off of simultaneous payables and receivables under certain types of financial contracts between the same legal entity upon a default of the entity, regardless of the existence of a contractual set-off right in those contracts. In addition, certain ISDA MA allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA MA, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

CRM Long/Short Opportunities Fund
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NOTES TO FINANCIAL STATEMENTS — June 30, 2018 (Continued)

Offsetting of Financial and Derivative Assets and Liabilities. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following table presents derivative assets and liabilities net of amounts available for offset under an ISDA MA or similar agreement and, as applicable, the related collateral and potential loss exposure to the Fund as of June 30, 2018:

Assets
Derivative Financial Instruments:
Purchased options	$133,350

Total derivative assets and liabilities in the Statement of Assets and Liabilities	133,350

Derivatives not subject to an ISDA MA or similar agreement	133,350

Total assets and liabilities subject to an ISDA MA	$—

9.

Risks. In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that CRM believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately its value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option. With exchange-traded options purchased and centrally cleared swaps, there is less counterparty

CRM Long/Short Opportunities Fund
28

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NOTES TO FINANCIAL STATEMENTS — June 30, 2018 (Concluded)

credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

10.

Contractual Obligations. The Fund enters into contracts in the normal course of business that contain a variety of indemnification obligations. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of liability for indemnity claims to be remote.

11.

Subsequent Events. Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no subsequent events that required recognition or disclosure in the financial statements.

CRM Long/Short Opportunities Fund
29

CRM LONG/SHORT OPPORTUNITIES FUND

REPORT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of CRM Long/Short Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of CRM Long/Short Opportunities Fund (the “Fund”) (one of the funds constituting CRM Mutual Fund Trust (the “Trust”)), including the schedule of investments, as of June 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended June 30, 2018 and the period from August 16, 2016 (commencement of operations) through June 30, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting CRM Mutual Fund Trust) at June 30, 2018, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year ended June 30, 2018 and the period from August 16, 2016 (commencement of operations) through June 30, 2017, in conformity with the U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more CRM Funds’ investment companies since 1996.

Philadelphia, Pennsylvania

August 27, 2018

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TAX INFORMATION (Unaudited)

For the fiscal year ended June 30, 2018, certain dividends may be subject to a maximum tax rate of 20%. For individual shareholders, a percentage of the ordinary income dividends (dividends from net investment income and short-term capital gains, if any) from the Fund qualifies for a maximum tax rate of 20%. Complete information is computed and reported in conjunction with your Form 1099-DIV.

For corporate shareholders, a percentage of the ordinary income dividends from the Fund qualifies for the dividends-received deduction.

The percentages of ordinary income dividends which qualify for the maximum tax rate of 20% (“Qualified Dividends”) and the dividends-received deduction are as follows:

Qualified Dividends	Dividends Received Deduction
100.00%	100.00%

In January 2019, shareholders of the Fund will receive Federal income tax information on all distributions paid to their accounts in calendar year 2018, including any distributions paid between July 1, 2018 and December 31, 2018.

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TRUSTEES AND OFFICERS

INDEPENDENT TRUSTEES
Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served#	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
F. GREGORY AHERN, 66	Trustee	Since June 2017.	Advisory Director, Sard Verbinnen (from January 2017-present); Chief of Public Communications, Financial Industry Regulatory Authority (from 2012-2016).	6	Chairman of Board, Yale New Haven Westerly Hospital Foundation (since 2005).

LOUIS FERRANTE, CFA, CPA, 59	Trustee	Since June 2005.	Private Investor (from August 2007- present).	6	None

RODNEY P. WOOD, 58	Trustee	Since June 2017.	President, Detroit Lions, Inc. (since 2015); President, Ford Estates, LLC (2007-2015).	6	Director, Silver Lake Advisers (since 2007); Director, Velvel Group (since 2013).

CRM Long/Short Opportunities Fund
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TRUSTEES AND OFFICERS (Concluded)

OFFICERS
Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served#	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
MICHELLE KAUFMANN, CPA, 44	Treasurer and Principal Financial Officer	Since July 2018.	Vice President and Controller, CRM (since 2013).	N/A	N/A

RONALD H. MCGLYNN, 75	President and Chief Executive Officer	Since June 2005.	Chairman, CRM (since 2005), Chief Executive Officer (1998 - 2011), President and Chief Executive Officer, Cramer Rosenthal McGlynn, Inc. (investment management) (since 1996), CRM Investors, Inc. (investment management) (since 1990), and CRM Alternatives, Inc. (investment management) (since 2001).	N/A	N/A

STEVEN A. YADEGARI, ESQ., 45	Secretary, Chief Legal Officer and Chief Compliance Officer	Since August 2005.	Executive Vice President (since 2012), Senior Vice President (2008 - 2011), Chief Legal Officer and Chief Compliance Officer, CRM (since August 2005), Chief Operating Officer, CRM (since 2015).	N/A	N/A

#	Serves during the continued lifetime of the Funds or until he/she earlier dies, resigns or is removed, or if sooner, until the election and qualification of his successor.

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OTHER INFORMATION (Unaudited)

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year (quarters ended September 30 and March 31) on Form N-Q. The Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Trust used to determine how to vote proxies relating to securities held in the Trust’s portfolios is available, without charge and upon request, by calling 800-CRM-2883 and on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge and upon request by calling 800-CRM-2883, and on the SEC’s website listed above.

Statement of Additional Information

The Statement of Additional Information (“SAI”) for the Fund includes additional information about the Trustees and is available upon request, without charge, by calling 800-CRM-2883 or by visiting the Fund’s website at http://www.crmfunds.com.

Privacy Notice

(THIS PRIVACY NOTICE IS BEING DELIVERED WITH THE FUND’S SHAREHOLDER REPORT BUT IS NOT DEEMED TO BE A PART OF THE FUND’S SHAREHOLDER REPORT)

Set forth below is the policy of CRM Mutual Fund Trust (the “Trust”) concerning the collection and disclosure of non-public personal information regarding investors and prospective investors in CRM Long/Short Opportunities Fund, (the “Fund”) who are individuals investing for personal, family, or household purposes. The words “we” and “us” refers to the Trust and the Fund. The words “you” and “your” refers to investors and prospective investors in the Fund who are covered by this policy.

We use administrators, investment managers, custodians, transfer agents, securities brokers, and other third party businesses to conduct many aspects of our business, including processing initial investments, additional investments, redemptions, share transfers, and other transactions that you request. We refer to these third parties below as our “Service Agents.”

As we work together to achieve your investment goals, we will often share with our Service Agents personal and financial information, including, for example, your name, address and telephone number, your e-mail address, your purchases and redemptions of shares of the Fund, your banking arrangements, information on your family members, and your social security number. Our Service Agents may also receive these types of information from other firms that assist us in conducting our business. This information is collected in order to properly handle your account.

To protect the security of your personal and financial information, our Service Agents maintain physical, electronic, and procedural safeguards that meet the standards of applicable laws and regulations.

We may, and we may authorize our Service Agents to, use your personal and financial information and share it

CRM Long/Short Opportunities Fund
34

CRM LONG/SHORT OPPORTUNITIES FUND

OTHER INFORMATION (Unaudited) (Concluded)

with us, other Service Agents, and affiliates of Service Agents in order to provide you with investment services, improve our services, make our procedures more efficient, implement security measures, and fight fraud.

We will not sell your personal and financial information to any outside party. We obtain from our Service Agents confidentiality agreements that prohibit them from selling or improperly using your personal or financial information.

On occasion, we and our Service Agents may be required to provide information about you and your transactions to governmental agencies, self-regulatory organizations, industry associations and similar bodies in order to fulfill legal and regulatory requirements. In addition, federal, state, and foreign laws give people involved in lawsuits and other legal proceedings the right under certain circumstances to obtain information from us and our Service Agents, including your personal and financial information. We and our Service Agents may make other disclosures to non-affiliated third parties as permitted by law.

CRM Long/Short Opportunities Fund
35

DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM

In order for CRM to remain the Fund’s investment adviser, the Trustees Committee and Board of Trustees of the Trust (the “Board”) must determine annually whether to renew the Investment Advisory Agreement between the Trust and CRM with respect to the Fund. The Board evaluates CRM’s services, performance, personnel, profitability, risk management, compliance programs and other relevant factors throughout the year. In addition, in connection with its review of the Investment Advisory Agreement the Board reviewed and considered the materials provided by CRM at meetings held in May of 2018.

The materials and information reviewed and considered by the Board in connection with its review of the Investment Advisory Agreement included, among other items: (1) a memorandum from counsel setting forth the Board’s fiduciary duties under the 1940 Act and state law and the factors the Board should consider in its evaluation of the Investment Advisory Agreement; and (2) a report prepared for the Independent Trustees of the Trust by Management Practice, Inc. (“MPI”), an independent third party consultant, comparing the Fund’s investment performance to the performance of the Fund’s benchmark index and other mutual funds, and comparing the Fund’s investment advisory fee and net expenses to those of other mutual funds. The Board also discussed and considered, with the assistance of independent counsel, reports of and presentations by CRM that described: (i) the nature, extent and quality of CRM’s services provided to the Fund; (ii) the experience and qualifications of the personnel providing those services; (iii) CRM’s investment philosophies and processes; (iv) CRM’s assets under management; (v) CRM’s “soft” dollar commission and trade allocation policies, including information on the types of research and services obtained with “soft” dollar commissions; (vi) the investment advisory fees charged by CRM to the Fund as compared with the fees charged by CRM to other advisory accounts with similar investment objectives and strategies managed by CRM; (vii) CRM’s compliance and risk management procedures; and (viii) an analysis of the profits of CRM related to its services to the Fund. The Board also considered information related to the Fund provided at quarterly Board meetings and otherwise received throughout the year. At the meeting held on May 7, 2018, the Board, including all of the Independent Trustees voting separately, approved the continuance and renewal of the Investment Advisory Agreement for another year with respect to the Fund.

In considering the continuance and renewal of the Investment Advisory Agreement, the Board considered the following factors, none of which was determinative or controlling, and reached the following conclusions:

Nature, Extent and Quality of Services Provided

The Board examined the nature, extent and quality of services provided by CRM to the Fund, and the quality, size and experience of CRM’s professional portfolio management team. The Board considered CRM’s investment approach and research process, including CRM’s capabilities and experience in the development and implementation of its value-oriented investment process.

With respect to the Fund, the Board considered the experience of CRM’s portfolio management team in managing long/short strategies through hedge funds, separately managed accounts and UCITs. The Board also considered CRM’s compliance programs and compliance record, risk management philosophy, policies and procedures, marketing strategies, process for trade execution, CRM’s personnel and the Board’s dealings with CRM. Based on the foregoing, the Board determined that it was satisfied with the nature, extent and quality of the services provided by CRM to the Fund.

36

DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM (Continued)

Performance Information

The Board considered CRM’s focus on achieving long-term performance in a manner consistent with the Fund’s investment objective and investment strategies, as well as CRM’s value-oriented, research driven investment philosophy. The Board also considered CRM’s approach to investment risk and commitment to maintain the Fund’s focus on its target market segment even when that segment may be out of favor, and noted that this distinguished CRM from some other investment managers that may accept higher levels of investment risk or may deviate from a fund’s target market segment in order to pursue short-term performance (including by investing in cash). The Board noted that although this overall approach to investing might cause the Fund to perform not as well over some periods when compared to other mutual funds, CRM had generally achieved successful investment results for its clients over the longer term. The Board considered CRM’s experience in implementing its investment philosophy and concluded that this, along with CRM’s overall approach to investing, supported approval of the continuance of the Investment Advisory Agreement.

The Board also discussed the information prepared by MPI, which compared the Fund’s performance against a benchmark index and other mutual funds with similar investment objectives and strategies identified by MPI. The Board considered CRM’s plans for improving the Fund’s performance.

The Board noted that the Fund had underperformed its benchmark index for the one-year period ended March 31, 2018 and since inception on August 16, 2016. The Board noted that the Fund ranked in the third quintile of funds with similar investment objectives and strategies for the one-year period ended March 31, 2018. The Board determined that it would continue to monitor closely the Fund’s performance, but that the information it considered supported approval of the Investment Advisory Agreement.

Fees and Expenses

The Board considered the research and analysis conducted by CRM in order to identify investment opportunities for the Fund and attempt to distinguish itself from the Fund’s benchmark. The Board noted that CRM relies heavily on its own proprietary research to implement its value-oriented investment philosophy, and that the cost of preparing this research may be significant. Accordingly, CRM’s reliance on this proprietary research might cause CRM’s research costs to exceed those of some other investment managers that largely rely upon research prepared by third parties, especially with respect to larger cap companies, for which a good deal of third party research is available. The Board considered CRM’s experience in implementing its value-oriented investment philosophy. The Board concluded that the costs of CRM’s proprietary research and CRM’s experience in implementing its investment philosophy may in some cases justify investment advisory fees that are higher than the median advisory fees paid by other mutual funds with similar investment objectives and strategies.

In addition, the Board compared the fees and expenses paid by the Fund with the fees paid by institutional separate accounts managed by CRM in a similar investment strategy to that of the Fund. The Board noted that the investment advisory fee paid by the Fund was generally higher than the management fees paid by the institutional separate accounts managed by CRM in a similar investment strategy to the Fund. In comparing the fees paid by the Fund to the fees paid by institutional separate accounts, the Board considered that the costs associated with the management of the Fund generally are greater than those associated with providing investment advisory services to separately-managed accounts. The Board considered the additional complexities

37

DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM (Continued)

involved in the management of the Fund resulting from more frequent and less predictable cash flows and regulatory requirements, among other factors. The Board considered the additional services provided to the Fund that CRM does not perform for its separate account clients, or services that are broader in scope, including oversight of compliance with the regulatory and tax regimes to which the Fund is subject, oversight of third-party service providers, preparation of prospectuses, shareholder reports and other disclosure documents and preparation of materials for quarterly Board meetings. The Board also considered the business risks that CRM faces with respect to the Fund, including regulatory and reputational risks with respect to CRM’s investment decisions and compliance oversight on behalf of the Fund, and the substantial entrepreneurial risks that CRM assumes during the initial years of the Fund’s operations. The Board also considered that there may be historical reasons for certain separate account fees, and the element of negotiation in regard to the level of fees paid by CRM’s separate account clients.

The Board also discussed the information prepared by MPI, which compared the fees and expenses paid by the Fund with the fees and expenses paid by other mutual funds with similar investment objectives and strategies identified by MPI.

The Board noted that, based on the information provided, the investment advisory fee for the Fund ranked in the fourth quintile of funds with similar investment objectives and strategies. The Board noted that the Fund’s investment advisory fee was higher than the median and average advisory fees paid by funds with similar investment objectives and strategies. The Board considered the additional work and analysis required to identify investments for the short selling component of the Fund’s investment strategy, the participation of CRM’s most experienced investment personnel in managing the Fund would support charging a higher than average investment advisory fee.

The Board noted that, based on the information provided, the total net annual operating expenses of the Fund ranked in the third quintile of funds with similar investment objectives and strategies. The Board noted that the total net annual operating expenses of the Fund were higher than the median net expenses, and higher than the average net expenses paid by funds with similar investment objectives and strategies. The Board noted the impact of the Fund’s higher than average investment advisory fee on the Fund’s expense ratio.

In view of what it understood to be the costs of CRM’s proprietary research and CRM’s experience in implementing its value-oriented investment philosophy, the Board determined that the investment advisory fee paid by the Fund was reasonable in relation to the nature and quality of the services provided by CRM. The Board also indicated it would continue to monitor the Fund’s fees and expenses.

38

DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM (Concluded)

Economies of Scale

The Board considered whether economies of scale would be realized by CRM as the Fund’s assets increased, and the extent to which such economies of scale were reflected in the fees charged under the Investment Advisory Agreement. The Board noted that the Investment Advisory Agreement contains breakpoints that reduce the investment advisory fee rate paid by the Fund on assets above specified levels. The Board concluded that breakpoints were an effective way to share any economies of scale or other efficiencies with Fund shareholders as the Fund grows larger. The Board also noted that expense subsidization, investment by CRM in proprietary research, and CRM’s commitment and resource allocation to the Fund may be relevant in considering the sharing of economies of scale, and that profitability also may be an indicator of the existence of any economies of scale. Accordingly, the Board concluded that economies of scale, if any, were being appropriately shared with the Fund.

Profitability

The Board considered the information provided by CRM regarding CRM’s profitability in relation to the Fund and considered the methodology used by CRM in preparing the profitability information. The Board reviewed the financial results of CRM in relation to the Fund for the year ended December 31, 2017 as well as the 2018 CRM operating budget. The Board considered CRM’s profit margins with respect to the Fund in comparison to the limited industry data available. The Board also considered information regarding compensation provided to CRM personnel as a percentage of CRM’s net revenue, and compared such information to the limited industry data available. The Board noted that the profitability of any adviser was affected by numerous factors, including its organizational structure, method for allocating expenses and the compensation to be paid to its employees, and, accordingly, acknowledged the limitations inherent in any comparison of adviser profitability information. The Board determined that, based on the information provided, the profit to CRM on the fees paid by the Fund was not excessive in view of the nature, quality and extent of services provided.

Other Benefits

The Board considered the other benefits which CRM receives from its relationship with the Fund. The Board considered how CRM uses “soft” commission dollars generated by the Fund to pay for research and brokerage services and the ways in which CRM conducts portfolio transactions for the Fund and selects brokers. The Board determined that any other benefits derived by CRM from managing the Fund were reasonable and reflected in the fees under the Investment Advisory Agreement.

General Conclusion

Based on the foregoing considerations, the Board, including all of the Independent Trustees voting separately, determined that the terms of the Investment Advisory Agreement, including the fees payable thereunder, are fair and reasonable, and voted to approve the continuance and renewal of the Investment Advisory Agreement.

39

TRUSTEES

F. Gregory Ahern

Louis Ferrante, CFA, CPA

Rodney P. Wood

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC

520 Madison Avenue, 20th Floor

New York, NY 10022

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

ADMINISTRATOR & TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

CUSTODIAN

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110

Investor Information:

800-CRM-2883

www.crmfunds.com

This report is authorized for distribution only to shareholders and to others who have received the current prospectus.

Item 2. Code of Ethics.

As of June 30, 2018, the Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive and Principal Financial Officers. For the fiscal year ended June 30, 2018, there were no amendments to a provision of its code of ethics, nor were there any waivers, including implicit waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Trustees Committee. The audit committee financial expert serving on the Registrant’s Trustees Committee is Louis Ferrante, CFA, CPA, who is “independent,” as defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended June 30, 2018 and 2017 were $205,955 and $224,505, respectively.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2018, and $0 for 2017.

Tax Fees

(c)

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning during the fiscal years ended June 30, 2018 and 2017 were $53,861 and $51,521, respectively. [These fees related to services consisting of the review of U.S. federal income tax returns, annual excise distribution calculations, India tax compliance services and tax advisory services with regard to foreign equity securities.]

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2018, and $0 for 2017.

(e)(1)

The Trustees Committee of the Board of Trustees of the Registrant is required to pre-approve the engagement of independent accountants to (i) conduct the annual audit of the series of the Registrant (the “Funds”) and provide their opinion of the Funds’ financial statements, (ii) provide (a) any audit services to the Funds in addition to those described in clause (i) above and (b) non-audit services to the Funds, Cramer Rosenthal McGlynn, LLC (“CRM”) or any entity controlling, controlled by, or under common control with CRM that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. Accordingly, the Registrant’s Trustees Committee pre-approves all audit and non-audit services to be performed by the Registrant’s independent accountant before the accountant is engaged by the Registrant to perform such services.

(e)(2)

There were no services described in paragraphs (b) through (d) of this Item (including services required to be approved by the Trustees Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the Trustees Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years ended June 30, 2018 and 2017 were $0 and $0, respectively.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s Principal Executive and Principal Financial Officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) are effective based on the evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics for the Registrant’s Principal Executive and Principal Financial Officers described in Item 2 is attached hereto.

(a)(2)	Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) CRM Mutual Fund Trust

By (Signature and Title)*	/s/ Ronald H. McGlynn
Ronald H. McGlynn, President and Chief Executive Officer
(Principal Executive Officer)

Date September 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ronald H. McGlynn
Ronald H. McGlynn, President and Chief Executive Officer
(Principal Executive Officer)

Date September 7, 2018

By (Signature and Title)*	/s/ Michelle Kaufmann
Michelle Kaufmann, Treasurer
(Principal Financial Officer)

Date September 7, 2018

* Print the name and title of each signing officer under his or her signature.